                         File Nos. 33-62470 and 811-7704
                        As filed with the Securities and
                       Exchange Commission on February 26,
                          1999 SECURITIES AND EXCHANGE
                                   COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                  Post-Effective Amendment No. 32                           [X]
and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                  Amendment No. 34                                          [X]

                              SCHWAB CAPITAL TRUST
                              --------------------
               (Exact Name of Registrant as Specified in Charter)

             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
               (Address of Principal Executive Offices) (zip code)

               Registrant's Telephone Number, including Area Code:
                                 (415) 627-7000
                                 --------------

                                William J. Klipp
             101 Montgomery Street, San Francisco, California 94104
             ------------------------------------------------------
                     (Name and Address of Agent for Service)

                          Copies of communications to:

John H. Grady, Jr. Esq.       Martin E. Lybecker         Frances Cole, Esq.
Morgan Lewis & Bockius LLP    Ropes & Gray               Charles Schwab Investment
1701 Market Street            One Franklin Square        Management, Inc.
Philadelphia, PA 19103        1301 Franklin, NW, Suite   101 Montgomery Street120K-14-109
                              800 East                   San Francisco, CA  94104
                              Washington, DC 20005

It is proposed that this filing will become effective (check appropriate box) / / Immediately upon filing pursuant to paragraph (b)
     /X/ On February 28, 1999 pursuant to paragraph (b)
     / / 60 days after filing pursuant to paragraph (a)(1)
     / / On (date) pursuant to paragraph (a)(1)
     / / 75 days after filing pursuant to paragraph (a)(2)
     / / On (date) pursuant to paragraph (a)(2) of Rule 485
         if appropriate, check the following box:
     / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PROSPECTUS
February  28,  1999




SCHWAB
MARKETTRACK PORTFOLIOS(TM)




ALL EQUITY PORTFOLIO

GROWTH PORTFOLIO

BALANCED PORTFOLIO

CONSERVATIVE PORTFOLIO



As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


[SCHWABFUNDS LOGO]

ABOUT THE PORTFOLIOS



        Schwab
        MarketTrack Portfolios(TM)


        ABOUT THE PORTFOLIOS

  4     All Equity Portfolio

  8     Growth Portfolio

 12     Balanced Portfolio

 16     Conservative Portfolio

 20     Portfolio Management

        INVESTING IN THE PORTFOLIOS

 22     Buying Shares

 23     Selling/Exchanging Shares

 24     Transaction Policies

 25     Distributions and Taxes

The portfolios in this prospectus share the same investment approach. Each portfolio seeks to maintain a DEFINED MIX of asset classes over time, and each invests mainly in a COMBINATION of other SchwabFunds,(R) which are managed using INDEXING STRATEGIES. Each portfolio pursues a different investment goal.

This approach is intended to offer the investor key features of two types of investment strategies: asset allocation and indexing. Each portfolio's performance is a blend of the performance of different asset classes or different segments within an asset class.

Indexing, a strategy of tracking the performance of a given market over time, involves looking to an index to determine what securities to own. By investing in a combination of index mutual funds, the portfolios can offer diversification in a single investment.

The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB MARKETTRACK
ALL EQUITY PORTFOLIO

TICKER SYMBOL: SWEGX



GOAL

The portfolio seeks high capital growth through an all-stock portfolio.


STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation is 100% in stock investments, with certain percentages for different segments of the stock market.

The portfolio invests in other SchwabFunds,(R) particularly three of the Equity Index Funds. These underlying funds seek to track the total returns of various stock market indices. They typically invest in the stocks included in the index they are tracking, and generally give each stock the same weight as the index does. Each underlying fund focuses on a different segment of the stock market. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:


ALLOCATION     FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP      SCHWAB S&P 500 FUND. Seeks to track the S&P 500 Index,(R) a
STOCK          widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.

--------------------------------------------------------------------------------
SMALL-CAP      SCHWAB SMALL-CAP INDEX FUND.(R) Seeks to track the Schwab
STOCK          Small-Cap Index,(R) which includes the second-largest 1,000 U.S.
               stocks as measured by market capitalization.

--------------------------------------------------------------------------------
INTERNATIONAL  SCHWAB INTERNATIONAL INDEX FUND.(R) Seeks to track the Schwab
STOCK International Index,(R) which includes the largest 350 stocks (as measured by market capitalization) that are publicly traded in developed securities markets outside the United States.


The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The portfolio's allocation focuses on stock investments for long-term growth. The portfolio typically does not change its stock segment allocations for purposes of investment strategy and seeks to remain close to the target allocations of 45% in large-cap, 30% in international and 25% in small-cap.

Because the portfolio must keep a small portion of its assets in cash for business operations, the portfolio's actual investments will be slightly less than 100% in stock funds.



                          4   ALL EQUITY PORTFOLIO

This portfolio's exposure to a broad spectrum of U.S. and international stocks makes it a good choice for long-term investors seeking a composite of U.S. and international stock market performance in a single fund.


MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when segments emphasized by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.


OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


                              ALL EQUITY PORTFOLIO   5

PERFORMANCE

Information will appear in a future version of the fund's prospectus.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.45% of the portfolio's average net assets based on current investments, and may fluctuate.

Fee table (%)

--------------------------------------------------------------------------------

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)

--------------------------------------------------------------------------------
MANAGEMENT FEES*                                                            0.54
DISTRIBUTION (12b-1) FEES                                                   None
OTHER EXPENSES                                                              0.54
                                                                            ----
Total annual operating expenses                                             1.08

EXPENSE REDUCTION                                                          (0.48)
                                                                            ----
NET OPERATING EXPENSES**                                                    0.60
                                                                            ----

*        Reflects current fees.

**       Guaranteed by Schwab and the investment adviser through 2/29/00.

Estimated Expenses on a $10,000 investment

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 Year       3 Years
--------------------
   $61          $287

Because this is a new fund, no performance figures are given.


                          6   ALL EQUITY PORTFOLIO

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

-----------------------------------------------------------------------------------
                                                                        5/19/98-
                                                                        10/31/98
-----------------------------------------------------------------------------------
PER-SHARE DATA ($)
-----------------------------------------------------------------------------------
Net asset value at beginning of period                                    10.00
                                                                        -----------
Income from investment operations:
   Net investment income                                                  (0.01)
   Net realized and unrealized gain on investments                        (0.71)
                                                                        -----------
   Total income from investment operations                                (0.72)
Less distributions:
   Dividends from net investment income                                      --
                                                                        -----------
   Total distributions                                                       --
                                                                        -----------
NET ASSET VALUE AT END OF PERIOD                                           9.28
                                                                        ===========
Total return (%)                                                          (7.20)1

RATIOS/SUPPLEMENTAL DATA (%)
-----------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets                      0.39 2
Expense reductions reflected in above ratio                                0.74 2
Ratio of net investment income to average net assets                      (0.36) 2
Portfolio turnover rate                                                       2
Net assets, end of period ($ x 1,000,000)                                   117


1        Not annualized.

2        Annualized.


                              ALL EQUITY PORTFOLIO   7

SCHWAB MARKETTRACK
GROWTH PORTFOLIO

TICKER SYMBOL: SWHGX



GOAL

The portfolio seeks high capital growth with less volatility than an all-stock portfolio.


STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation includes stock, bond and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:


ALLOCATION      FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP       SCHWAB S&P 500 FUND. Seeks to track the S&P 500 Index,(R) a
STOCK           widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.
--------------------------------------------------------------------------------
SMALL-CAP       SCHWAB SMALL-CAP INDEX FUND.(R) Seeks to track the Schwab
STOCK           Small-Cap Index,(R) which includes the second-largest 1,000 U.S.
                stocks as measured by market capitalization.
--------------------------------------------------------------------------------
INTERNATIONAL   SCHWAB INTERNATIONAL INDEX FUND.(R) Seeks to track the Schwab
STOCK           International Index,(R) which includes the largest 350 stocks
                (as measured by market capitalization) that are publicly
                traded in developed securities markets outside the United
                States.
--------------------------------------------------------------------------------
BOND            SCHWAB TOTAL BOND MARKET INDEX FUND. Seeks to track the Lehman
                Brothers Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation focuses on stock investments, while including some bonds and cash investments to reduce volatility. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 80% stocks, 15% bonds and 5% cash.

The stock allocation is further divided into three segments: 40% of assets for large-cap, 20% for small-cap and 20% for international.


                            8   GROWTH PORTFOLIO

By emphasizing stocks while including other investments to temper market risk, this portfolio could be appropriate for investors seeking attractive long-term growth with potentially lower volatility.


MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE AN EFFECT ON RETURNS. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because of this, the portfolio's performance could suffer during times when the types of stocks favored by its target allocation are out of favor, or when stocks in general are out of favor.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH STOCK INDEX FUNDS. The portfolio's underlying stock index funds seek to track the performance of various segments of the stock market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market.

THE VALUES OF CERTAIN TYPES OF STOCKS, SUCH AS SMALL-CAP STOCKS AND INTERNATIONAL STOCKS, MAY FLUCTUATE MORE WIDELY THAN OTHERS. With small-cap stocks, one reason is that their prices may be based in part on future expectations rather than current achievements. International stock investments can be affected by changes in currency exchange rates, which can erode market gains or widen market losses. Other reasons for the volatility of international markets range from a lack of reliable company information to the risk of political upheaval.


OTHER RISK FACTORS

For the portion of the portfolio's assets that are invested in the bond market, a major risk is that bond prices generally fall when interest rates rise. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.



                                GROWTH PORTFOLIO   9

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31

96   14.49
97   21.00
98   15.17


Best quarter:   15.70% Q4 1998
Worst quarter: -10.55% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

----------------------------------------------------------
                                                     Since
                                      1 Year     inception
----------------------------------------------------------
Portfolio                              15.17      17.26 1
S&P 500(R) Index                       28.58      28.26 2
Lehman Brothers Aggregate Bond Index    8.67       7.75 2

1 Inception: 11/20/95.
2 From:      11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.31% of the portfolio's average net assets based on current investments, and may fluctuate.

FEE TABLE (%)

SHAREHOLDER FEES
--------------------------------------------------------------------------------
                                                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
--------------------------------------------------------------------------------
MANAGEMENT FEES*                                                            0.54
DISTRIBUTION (12b-1) FEES                                                   None
OTHER EXPENSES                                                              0.36
                                                                          --------
Total annual operating expenses                                             0.90

EXPENSE REDUCTION                                                          (0.30)
                                                                          --------
NET OPERATING EXPENSES**                                                    0.60
                                                                          --------

*        Reflects current fees.

**       Guaranteed by Schwab and the investment adviser through 2/29/00.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------
   $61          $252           $464           $1,075


The performance information above shows you how performance has varied from year to year and how it averages out over time.


                           10   GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

---------------------------------------------------------------------------------------
                                                         11/1/97-   11/1/96-   11/20/95-
                                                         10/31/98   10/31/97   10/31/96
---------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------
Net asset value at beginning of period                      13.59     11.30      10.00
                                                         ------------------------------
Income from investment operations:

   Net investment income                                     0.16      0.17       0.19
   Net realized and unrealized gain on investments           0.99      2.32       1.13
                                                         ------------------------------
   Total income from investment operations                   1.15      2.49       1.32
Less distributions:
   Dividends from net investment income                     (0.16)    (0.20)     (0.02)
   Dividends from capital gains                             (0.62)       --         --
                                                         ------------------------------
   Total distributions                                      (0.78)    (0.20)     (0.02)
                                                         ------------------------------
Net asset value at end of period                            13.96     13.59      11.30
                                                         ==============================

Total return (%)                                             8.85     22.33      13.24 1


RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------
Ratio of Net Operating Expenses to Average Net Assets        0.60      0.75       0.89 2
Expense reductions reflected in above ratio                  0.50      0.49       0.61 2
Ratio of net investment income to average net assets         1.34      1.58       2.03 2
Portfolio turnover rate                                        14       113         46
Net assets, end of period ($ x 1,000,000)                     276       168        106


1        Not annualized.

2        Annualized.

                                GROWTH PORTFOLIO   11

SCHWAB MARKETTRACK
BALANCED PORTFOLIO

TICKER SYMBOL: SWBGX


GOAL

The portfolio seeks both capital growth and income.


STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

ALLOCATION     FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP      SCHWAB S&P 500 FUND. Seeks to track the S&P 500 Index,(R) a
STOCK          widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.
--------------------------------------------------------------------------------
SMALL-CAP      SCHWAB SMALL-CAP INDEX FUND.(R) Seeks to track the Schwab
STOCK          Small-Cap Index,(R) which includes the second-largest 1,000 U.S.
               stocks as measured by market capitalization.
--------------------------------------------------------------------------------
INTERNATIONAL  SCHWAB INTERNATIONAL INDEX FUND.(R) Seeks to track the Schwab
STOCK          International Index,(R) which includes the largest 350 stocks (as measured by market capitalization) that are publicly traded in developed securities markets outside the United States.
--------------------------------------------------------------------------------
BOND           SCHWAB TOTAL BOND MARKET INDEX FUND. Seeks to track the Lehman
               Brothers Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is weighted toward stock investments, while including substantial bond investments to add income and reduce volatility. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 60% stocks, 35% bonds and 5% cash.

The stock allocation is further divided into three segments: 30% of assets for large-cap, 15% for small-cap and 15% for international.



                          12   BALANCED PORTFOLIO

With a blend of asset types that modestly favors stocks, this portfolio may be suitable for intermediate-term investors or for long-term investors with moderate sensitivity to risk.



MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.

BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.


OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.


                               BALANCED PORTFOLIO   13

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31

96   11.15
97   17.76
98   13.67

Best quarter: 11.81% Q4 1998
Worst quarter: -6.85% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

-----------------------------------------------------------
                                                      SINCE
                                       1 YEAR     INCEPTION
-----------------------------------------------------------
Portfolio                               13.67      14.58 1
S&P500(R) Index                         28.58      28.26 2
Lehman Brothers Aggregate Bond Index     8.67       7.75 2

1        Inception: 11/20/95.

2        From: 11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.33% of the portfolio's average net assets based on current investments, and may fluctuate.

FEE TABLE (%)


SHAREHOLDER FEES
---------------------------------------------------------------------------------
                                                                            None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------------------------
MANAGEMENT FEES*                                                            0.54
DISTRIBUTION (12b-1) FEES                                                   NONE
OTHER EXPENSES                                                              0.36
                                                                           ------
Total annual operating expenses                                             0.90

EXPENSE REDUCTION                                                          (0.30)
                                                                           ------
NET OPERATING EXPENSES**                                                    0.60
                                                                           ------

*        Reflects current fees.

**       Guaranteed by Schwab and the investment adviser through 2/29/00.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------
   $61          $252           $464           $1,075


The performance information above shows you how performance has varied from year to year and how it averages out over time.


                          14   BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                               11/1/97-      11/1/96-      11/20/95-
Investor Shares                                                10/31/98      10/31/97      10/31/96
----------------------------------------------------------------------------------------------------

PER-SHARE DATA ($)
----------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          12.82         11.05         10.00
                                                               -------------------------------------
Income from investment operations:
   Net investment income                                         0.25          0.22          0.25
   Net realized and unrealized gain on investments               0.86          1.78          0.83
                                                               -------------------------------------
   Total income from investment operations                       1.11          2.00          1.08

Less distributions:

Dividends from net investment income                            (0.23)        (0.23)        (0.03)
   Dividends from capital gains                                 (0.31)           --            --
                                                               -------------------------------------
   Total distributions                                          (0.54)        (0.23)        (0.03)
                                                               -------------------------------------
NET ASSET VALUE AT END OF PERIOD                                13.39         12.82         11.05
                                                               =====================================
Total return (%)                                                 9.02         18.43         10.82 1

RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets            0.59          0.78          0.89 2
Expense reductions reflected in above ratio                      0.51          0.52          0.67 2
Ratio of net investment income to average net assets             2.33          2.48          2.79 2
Portfolio turnover rate                                            32           104            44
Net assets, end of period ($ x 1,000,000)                         264           151            81


1        Not annualized.

2        Annualized.


                               BALANCED PORTFOLIO   15

SCHWAB MARKETTRACK
CONSERVATIVE PORTFOLIO

TICKER SYMBOL: SWCGX


GOAL

The portfolio seeks income and more growth potential than an all-bond portfolio.


STRATEGY

To pursue its goal, the portfolio maintains a defined asset allocation. The portfolio's target allocation includes bond, stock and cash investments.

The portfolio invests mainly in other SchwabFunds,(R) particularly index funds, which seek to track the total returns of various market indices. These underlying funds typically invest in the securities included in the index they are tracking, and give each security the same weight as the index does. Each underlying fund focuses on a different market segment. Below are the underlying funds for this portfolio and the indices they seek to track, listed according to their corresponding category in the fund's asset allocation:

ALLOCATION     FUND AND INDEX
--------------------------------------------------------------------------------
LARGE-CAP      SCHWAB S&P 500 FUND. Seeks to track the S&P 500 Index,(R) a
STOCK          widely recognized index maintained by Standard & Poor's that includes 500 U.S. large-cap stocks.
--------------------------------------------------------------------------------
SMALL-CAP      SCHWAB SMALL-CAP INDEX FUND.(R) Seeks to track the Schwab
STOCK          Small-Cap Index,(R) which includes the second-largest 1,000 U.S.
               stocks as measured by market capitalization.
--------------------------------------------------------------------------------
INTERNATIONAL  SCHWAB INTERNATIONAL INDEX FUND.(R) Seeks to track the Schwab
STOCK          International Index,(R) which includes the largest 350 stocks (as measured by market capitalization) that are publicly traded in developed securities markets outside the United States.
--------------------------------------------------------------------------------
BOND           SCHWAB TOTAL BOND MARKET INDEX FUND. Seeks to track the Lehman
               Brothers Aggregate Bond Index, which includes a broad-based mix of U.S. investment-grade bonds with maturities greater than one year.

The portfolio also may use individual securities in its allocations and may continue to hold any individual securities it currently owns. The portfolio managers monitor the portfolio's holdings and cash flow and manage them as needed in order to maintain the portfolio's target allocation. In seeking to enhance after-tax performance, the managers may permit modest deviations from the target allocation for certain periods of time.


ASSET ALLOCATION

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Conservative Portfolio's allocation is weighted toward bond investments, while including substantial stock investments for long-term growth. The portfolio typically does not change its asset allocations for purposes of investment strategy and seeks to remain close to the target allocations of 55% bonds, 40% stocks and 5% cash.

The stock allocation is further divided into three segments: 20% of assets for large-cap, 10% for small-cap and 10% for international.


                        16   CONSERVATIVE PORTFOLIO

Conservative investors and investors with shorter time horizons are among those for whom this portfolio was created.


MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S ASSET AND STOCK ALLOCATIONS CAN HAVE A SUBSTANTIAL EFFECT
ON PERFORMANCE. The risks and returns of different classes of assets and different segments of the stock market can vary over the long term and the short term. Because it intends to maintain substantial exposure to stocks as well as bonds, the portfolio will be hurt by poor performance in either market. Also, because it does not intend to make strategic changes in its allocation, it could underperform any asset allocation funds that underweight asset classes or types of stocks that perform poorly during a given period.

MANY OF THE RISKS OF THIS PORTFOLIO ARE ASSOCIATED WITH INDEX FUNDS. The portfolio's underlying index funds seek to track the performance of various segments of the stock or bond market, as measured by their respective indices. Neither the portfolio, because of its asset allocation strategy, nor the underlying funds, because of their indexing strategy, can take steps to reduce market exposure or to lessen the effects of a declining market.

BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE, WHICH CAN AFFECT THE BOND PORTION OF THE PORTFOLIO. This risk is generally greater for bond investments with longer maturities. Portfolio performance also could be affected if bonds held by the underlying funds go into default. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. Also, the values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.


OTHER RISK FACTORS

While the portfolio's underlying funds seek to track the returns of various indices, in each case their performance normally is below that of the index.

This gap occurs mainly because, unlike an index, the underlying funds incur expenses and must keep a small portion of their assets in cash. To the extent that an underlying fund lends securities or makes short-term or other investments to reduce its performance gap, it may increase the risk that its performance will be reduced.

The portfolio itself keeps a small portion of its assets in cash, which may contribute modestly to lower performance.



                             CONSERVATIVE PORTFOLIO   17

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.

ANNUAL TOTAL RETURNS (%) AS OF 12/31

96    8.14
97   14.71
98   11.56


Best quarter:   8.49% Q2 1997
Worst quarter: -3.35% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

--------------------------------------------------------
                                                   SINCE
                                      1 YEAR   INCEPTION
--------------------------------------------------------
Portfolio                             11.56     11.83 1
Lehman Brothers Aggregate Bond Index   8.67      7.75 2
S&P 500(R) Index                      28.58     28.26 2

1        Inception: 11/20/95.

2        From: 11/20/95.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance. These fees are approximately 0.34% of the portfolio's average net assets based on current investments, and may fluctuate.

FEE TABLE (%)

SHAREHOLDER FEES
----------------------------------------------------------------------------------
                                                                            NONE
ANNUAL OPERATING EXPENSES (% of average net assets)
----------------------------------------------------------------------------------
 MANAGEMENT FEES*                                                           0.54
 DISTRIBUTION (12b-1) FEES                                                  NONE
 OTHER EXPENSES                                                             0.48
                                                                         ---------
 Total annual operating expenses                                            1.02
 EXPENSE REDUCTION                                                         (0.42)
                                                                         ---------
 NET OPERATING EXPENSES**                                                   0.60
                                                                         ---------


*        Reflects current fees.

**       Guaranteed by Schwab and the investment adviser through 2/29/00.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------
   $61          $276           $515           $1,203


The performance information above shows you how performance has varied from year to year and how it averages out over time.


                        18   CONSERVATIVE PORTFOLIO

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

---------------------------------------------------------------------------------------------------
                                                              11/1/97-      11/1/96-      11/20/95-
INVESTOR SHARES                                               10/31/98      10/31/97      10/31/96
---------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
---------------------------------------------------------------------------------------------------
Net asset value at beginning of period                          11.71         10.51         10.00
                                                              -------------------------------------
Income from investment operations:
   Net investment income                                         0.35          0.35          0.33
   Net realized and unrealized gain on investments               0.64          1.21          0.48
                                                              -------------------------------------
   Total income from investment operations                       0.99          1.56          0.81
Less distributions:
   Dividends from net investment income                         (0.35)        (0.36)        (0.30)
   Dividends from capital gains                                 (0.24)        --            --
                                                              -------------------------------------
   Total distributions                                          (0.59)        (0.36)        (0.30)
                                                              -------------------------------------
NET ASSET VALUE AT END OF PERIOD                                12.11         11.71         10.51
                                                              =====================================
Total return (%)                                                 8.64         15.12          8.18 1

RATIOS/SUPPLEMENTAL DATA (%)
---------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets            0.58          0.81          0.89 2
Expense reductions reflected in above ratio                      0.64          0.84          1.16 2
Ratio of net investment income to average net assets             3.26          3.40          3.49 2
Portfolio turnover rate                                            58           104            64
Net assets, end of period ($ x 1,000,000)                         115            41            22


1        Not annualized.

2        Annualized.


                             CONSERVATIVE PORTFOLIO   19

PORTFOLIO MANAGEMENT


The portfolios' investment adviser, Charles Schwab Investment Management, Inc., has more than $77 billion under management.

The investment adviser for the Schwab MarketTrack Portfolios(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 3 million shareholder accounts. (All figures on this page are as of 10/31/98.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketTrack Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/98, these fees were 0.26% for the Growth Portfolio, 0.23% for the Balanced Portfolio and 0.09% for the Conservative Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions. For the All Equity Portfolio, the portfolio's fee is calculated as follows:

MANAGEMENT FEE (% of average daily net assets)
------------------------------------------------------
First $500 million of assets                     0.54%
Assets above $500 million                        0.49%

GERI HOM, a vice president of the investment adviser, is responsible for the day-to-day management of the equity portions of the portfolios. Prior to joining the firm in 1995, she worked for nearly 15 years in equity index management.

KIMON DAIFOTIS, CFA, a vice president of the investment adviser, is responsible for the day-to-day management of the bond and cash portions of the portfolios. Prior to joining the firm in October 1997, he worked for more than 17 years in research and asset management.


YEAR 2000 ISSUES

One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

The investment adviser is taking steps to enable its systems to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.


                         20   PORTFOLIO MANAGEMENT

INVESTING IN THE PORTFOLIOS

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.


                           INVESTING IN THE PORTFOLIOS   21

BUYING SHARES

Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.


STEP 1

Choose a portfolio, then decide how much you want to invest.

MINIMUM INITIAL INVESTMENT   MINIMUM ADDITIONAL INVESTMENTS   MINIMUM BALANCE
--------------------------------------------------------------------------------------
$1,000                       $100                             $500
($500 for retirement and                                      ($250 for retirement and
custodial accounts)                                           custodial accounts)


STEP 2

Choose an option for portfolio distributions. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION             FEATURES
--------------------------------------------------------------------------------
Reinvestment       All dividends and capital gain distributions are invested
                   automatically in shares of your portfolio.
--------------------------------------------------------------------------------
Cash/reinvestment  You receive payment for dividends, while any capital gain
mix                distributions are invested in shares of your portfolio.
--------------------------------------------------------------------------------
Cash               You receive payment for all dividends and capital gain
                   distributions.


STEP 3

Place your order. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolio.

For example, when you sell shares in a portfolio, the proceeds are automatically paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink, which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


                     22   INVESTING IN THE PORTFOLIOS

SELLING/EXCHANGING SHARES


Use any of the methods described below to sell shares of a portfolio.

When selling or exchanging shares, please be aware of the following policies:

-        A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- Exchange orders must meet the minimum investment and other requirements for the fund and, if applicable, the share class into which you are exchanging.

- You will need to obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING ORDERS

PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).


INTERNET
www.schwab.com/schwabfunds


SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.


MAIL

Write to SchwabFunds at:
101 Montgomery Street, San Francisco, CA 94104

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.


IN PERSON

Visit the nearest Charles Schwab branch office.


WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-        Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-        The name of the portfolio whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

-        When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


                           INVESTING IN THE PORTFOLIOS   23

TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4:00 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund will be executed at the next share price calculated that day.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of some of the portfolio's securities may change on days when it is not possible to buy or sell shares of the portfolio.


THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

-        To change or waive a portfolio's investment minimums

- To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-        To withdraw or suspend any part of the offering made by this prospectus


                     24   INVESTING IN THE PORTFOLIOS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record, except for the Conservative Portfolio, which typically makes income distributions at the end of every calendar quarter.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.



                           INVESTING IN THE PORTFOLIOS   25

NOTES



                     26   NOTES

SCHWAB
MARKETTRACK PORTFOLIOS(TM)

PROSPECTUS
FEBRUARY 29, 1999
SCHWABFUNDS (R)


TO LEARN MORE

This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You also can review these materials in person at the SEC's Public Reference Room.

SCHWABFUNDS
101 Montgomery Street
San Francisco, CA 94104
800-435-4000
WWW.SCHWAB.COM/SCHWABFUNDS

Securities and Exchange Commission
Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov

SEC FILE NUMBER
Schwab MarketTrack Portfolios    811-7704

                       STATEMENT OF ADDITIONAL INFORMATION

                         SCHWAB MARKETTRACK PORTFOLIOS(TM)
                              ALL EQUITY PORTFOLIO
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                             CONSERVATIVE PORTFOLIO

                                FEBRUARY 28, 1999

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 28, 1999 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The portfolios' most recent annual report is a separate document supplied with the SAI and includes the audited financial statements, which are incorporated by reference into this SAI.

The portfolios are series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS
                                                                         Page
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS
AND LIMITATIONS.............................................................2
MANAGEMENT OF THE PORTFOLIOS...............................................16
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................19
INVESTMENT ADVISORY AND OTHER SERVICES.....................................19
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................21
DESCRIPTION OF THE TRUST...................................................23
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................24
TAXATION...................................................................25
CALCULATION OF PERFORMANCE DATA............................................27

INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each portfolio's investment objective may be changed only by vote of a majority of its shareholders.

ALL EQUITY PORTFOLIO seeks high capital growth over the long term.

GROWTH PORTFOLIO seeks high capital growth with less volatility than an all stock portfolio.

BALANCED PORTFOLIO seeks maximum total return, including both capital growth and income.

CONSERVATIVE PORTFOLIO seeks income and more growth potential than an all bond fund.

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.

                UNDERLYING FUND INVESTMENTS, SECURITIES AND RISKS

The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. Each portfolio will normally invest at least 50% in other SchwabFunds(R), which are registered open-end investment companies.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. The SchwabFunds(R) stock funds that the portfolios may currently invest in are the Schwab S&P 500 Fund, Schwab Small-Cap Index Fund(R) and Schwab International Index Fund(R) or Schwab Equity Index Funds. A stock fund's other investments and use of investment techniques also will affect its performance and portfolio value.

SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S. stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors. The SchwabFunds small-cap stock fund that the portfolios may currently invest in is the Schwab Small-Cap Index Fund.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts. The SchwabFunds international stock fund that the portfolios may currently invest in is the Schwab International Index Fund.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all. The SchwabFunds(R) bond fund that the portfolios may currently invest in is the Schwab Total Bond Market Index Fund.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when issued basis. The SchwabFunds money market fund that the portfolios may currently invest in is the Schwab Value Advantage Money Fund.(R)

                        INVESTMENTS, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than shares of SchwabFunds, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs," but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.

Each portfolio and underlying fund may invest in investment-grade securities are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or underlying fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to a fund until the security is delivered. A portfolio or underlying fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a fund sells a security on a delayed-delivery basis, the portfolio does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio and underlying fund is a series of an open-end investment management company. Each portfolio and underlying fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio or underlying fund to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the portfolio.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying fund may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a portfolio or underlying fund to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio or underlying fund.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union (EMU). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid or more expensive. All of these factors could affect the value of the portfolios' investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the portfolios, it is not possible to know precisely what impact the conversion will have on the portfolios, if any, nor is it possible to eliminate the risks completely.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but waiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or fund settles its securities transactions in the future.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio or underlying fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission CFTC licenses and regulates on foreign exchanges.

Each portfolio and underlying fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a portfolio or underlying fund may purchase futures contracts. Such transactions allow the portfolio or underlying fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the portfolios or underlying funds may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell.

When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's or underlying fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5 % of its net assets. Because margin requirements are normally only a fraction of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will segregate assets in a separate account in an amount equal to the notional value of its outstanding futures contracts.

While the portfolios and underlying funds intend to purchase and sell futures contracts in order to simulate full investment their respective indices, there are risks associated with these transactions. Adverse market movements could cause a portfolio or underlying fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the portfolio or underlying fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, a fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a fund seeks to close out a futures position. If the underlying fund is unable to close out its position and prices move adversely, it would have to continue to make daily cash payments to maintain its margin requirements. If the portfolio or underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the portfolio of underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The portfolios and underlying funds seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the portfolio or underlying fund has valued the instruments. The liquidity of a portfolio's or underlying fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

INDEXING STRATEGIES involve tracking the investments and, therefore, performance of an index. Each Schwab Equity Index Fund normally will invest at least 80% of its total assets in the securities of its index. The Schwab Total Bond Market Index Fund normally will invest at least 65% of its total assets in the securities of its index. Moreover, each fund will invest so that its portfolio performs similarly to that of its index. Each fund tries to generally match its holdings in a particular security to its weight in the index. Each fund will seek a correlation between its performance and that of its index of 0.90 or better. A perfect correlation of 1.0 is unlikely as the funds incur operating and trading expenses unlike their indices. A fund may rebalance its holdings in order to track its index more closely. In the event its intended correlation is not achieved, the board of trustees will consider alternative arrangements for a fund.

LENDING of portfolio securities is a common practice in the securities industry. A portfolio or underlying fund will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities. A portfolio or underlying fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

OTHER SECURITIES. Under certain circumstances, an underlying fund may make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio rather than payment in cash. In such a case, the portfolio may hold the securities distributed until the investment adviser determined that it was appropriate to sell them.

REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio or underlying fund, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio or underlying fund invests in restricted securities that are deemed liquid, is general level of illiquidity may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them within the second-largest 1,000 such companies, as measured by the Small-Cap Index.(R) Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or underlying fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio or underlying fund will segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed-income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the portfolios and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the portfolios' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the portfolios could be material. The portfolios' investment adviser is taking steps to minimize the risks of year 2000 for the portfolios, including seeking assurances from the portfolios' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the portfolios, however, minimizing year 2000 risk for the portfolios is a priority of the investment adviser.

Because the underlying funds are index funds, which intend to track indices and choose their investments accordingly, the investment adviser generally will not take into account the extent to which an issuer has prepared or is preparing for the year 2000 problem when managing the underlying funds' portfolios. It is possible that an underlying fund's portfolio and performance may be materially affected by an issuer's year 2000 related problems, and therefore the portfolios and their performance may be affected as well.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OR EACH PORTFOLIO'S SHAREHOLDERS.

THE ALL EQUITY PORTFOLIO MAY:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Not concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities.

Borrowing. The 1940 Act presently restricts an investment management company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, an investment management company may make loans only if expressly permitted by its investment policies.

Concentration. The Securities and Exchange Commission presently defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND CONSERVATIVE PORTFOLIO MAY
NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry.

3) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

4) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

5) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that each portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts and (3) purchase securities of companies that deal in precious metals or interests therein.

6) Invest for the purpose of exercising control or management of another issuer.

7) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

8) Lend money to any person, except that each portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

9) Borrow money or issue senior securities, except that each portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

10) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, each portfolio may do so with respect to no more than one-third of the value of its total assets.

11) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR EACH PORTFOLIO.

EACH PORTFOLIO MAY NOT:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a portfolio in units or attached to other securities are deemed to be without value.

3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the portfolio's net assets.

4)       Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

ALL EQUITY PORTFOLIO MAY NOT:

1) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

2) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

3) Invest for the purpose of exercising control or management of another issuer.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if it portfolio could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:

                                        POSITION(S) WITH
NAME/DATE OF BIRTH                      THE TRUSTS                PRINCIPAL OCCUPATIONS & AFFILIATIONS
--------------------------------------  ------------------------  --------------------------------------------------
CHARLES R. SCHWAB*                      Chairman and Trustee      Chairman, Co-Chief Executive Officer and
July 29, 1937                                                     Director, The Charles Schwab Corporation;
                                                                  Chairman, Chief Executive Officer and
                                                                  Director, Charles Schwab Holdings, Inc.;
                                                                  Chairman and Director, Charles Schwab &
                                                                  Co., Inc., Charles Schwab Investment
                                                                  Management, Inc., The Charles Schwab Trust
                                                                  Company and Schwab Retirement Plan
                                                                  Services, Inc.; Chairman and Director
                                                                  (current board positions), and Chairman
                                                                  (officer position) until December 1995,
                                                                  Mayer & Schweitzer, Inc. (a securities
                                                                  brokerage subsidiary of The Charles Schwab
                                                                  Corporation); Director, The Gap, Inc. (a
                                                                  clothing retailer), Transamerica
                                                                  Corporation (a financial services
                                                                  organization), AirTouch Communications (a
                                                                  telecommunications company) and Siebel
                                                                  Systems (a software company).

STEVEN L. SCHEID*                       President and Trustee     Executive Vice President and Chief Financial
June 28, 1953                                                     Officer, The Charles Schwab Corporation;

----------------

* This trustee is an "interested person" of the trusts.

                                                                  Enterprise President - Financial Products
                                                                  and Services and Chief Financial Officer,
                                                                  Charles Schwab & Co., Inc.; Chief Executive
                                                                  Officer, Chief Financial Officer and
                                                                  Director, Charles Schwab Investment
                                                                  Management, Inc. From 1994 to 1996, Mr.
                                                                  Scheid was Executive Vice President of
                                                                  Finance for First Interstate Bancorp and
                                                                  Principal Financial Officer from 1995 to
                                                                  1996. Prior to 1994, Mr. Scheid was Chief
                                                                  Financial Officer, First Interstate Bank of
                                                                  Texas.

DONALD F. DORWARD                       Trustee                   Executive Vice President and Managing Director,
September 23, 1931                                                Grey Advertising.  From 1990 to 1996, Mr.
                                                                  Dorward was President and Chief Executive
                                                                  Officer, Dorward & Associates (advertising
                                                                  and marketing/consulting firm).

ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer and Director,
May 15, 1931                                                      Semloh Financial, Inc. (international financial
                                                                  services and investment advisory firm).

DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens & Company
June 28, 1938                                                     (investments) and Chairman and Chief Executive
                                                                  Officer of North American Trust (real
                                                                  estate investment trust).

MICHAEL W. WILSEY                       Trustee                   Chairman, Chief Executive Officer and Director,
August 18, 1943                                                   Wilsey Bennett, Inc. (truck and air
                                                                  transportation, real estate investment,
                                                                  management and investments).

TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and Controller,
March 7, 1951                           Financial Officer         Charles Schwab Investment Management, Inc.  From
                                                                  1994 to 1996, Ms. Tung was Controller for
                                                                  Robertson Stephens Investment Management,
                                                                  Inc. From 1993 to 1994, she was Vice
                                                                  President of Fund Accounting, Capital
                                                                  Research and Management Co.

WILLIAM J. KLIPP*                       Executive Vice            Executive Vice President, SchwabFunds(R), Charles
December 9, 1955                        President, Chief          Schwab & Co., Inc.; President and Chief
                                        Operating Officer and     Operating Officer, Charles Schwab Investment
                                        Trustee                   Management, Inc.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief Investment
April 5, 1955                           and Chief Investment      Officer, Charles Schwab Investment Management,
                                        Officer                   Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief Counsel and
September 9, 1955                                                 Assistant Corporate Secretary, Charles Schwab
                                                                  Investment Management, Inc.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each portfolio is overseen by a board of trustees. The board of trustees meets regularly to review each portfolio's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the portfolio's shareholders. The following table provides information as of October 31, 1998, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 38 funds as of October 31, 1998.

                                                                             Pension or            ($)
                                            ($)                              Retirement           Total
 Name of Trustee                   Aggregate Compensation                     Benefits      Compensation from
                                    from each portfolio                   Accrued as Part      Fund Complex
                                                                            of Portfolio
                                                                              Expenses
                    -----------------------------------------------------
                    All Equity   Growth       Balanced     Conservative
                    Portfolio    Portfolio    Portfolio    Portfolio
------------------  -----------  -----------  -----------  -------------  ----------------  ------
Charles R. Schwab   0            0            0            0              N/A               0
Tom D. Seip 1       0            0            0            0              N/A               0

----------------

* This trustee is an "interested person" of the trust.


1 Effective May 15, 1998 Mr. Seip resigned as President and trustee.

                                                                             Pension or            ($)
                                            ($)                              Retirement           Total
 Name of Trustee                   Aggregate Compensation                     Benefits      Compensation from
                                    from each portfolio                   Accrued as Part      Fund Complex
                                                                            of Portfolio
                                                                              Expenses
                    -----------------------------------------------------
                    All Equity   Growth       Balanced     Conservative
                    Portfolio    Portfolio    Portfolio    Portfolio
------------------  -----------  -----------  -----------  -------------  ----------------  ------
Steven L. Scheid 2
William J. Klipp,   0            0            0            0              N/A               0
Donald F. Dorward   867          1,797        1,751        1,452          N/A               99,050
Robert G. Holmes    867          1,797        1,751        1,452          N/A               99,050
Donald R. Stephens  867          1,797        1,751        1,452          N/A               99,050
Michael W. Wilsey   867          1,797        1,751        1,452          N/A               99,050

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 12, 1999, the officers and trustees of the trust(s), as a group owned of record or beneficially less than 1% of the outstanding voting securities of each portfolio.

As of February 12, 1999, the following represents persons or entities that owned, directly or beneficially owned, more than 5% of shares of the portfolios:

The Charles Schwab Trust Co., 1 Montgomery Street, San Francisco, CA 94104 owned 8.08% of the Schwab MarketTrack Balanced Portfolio and 13.74% of the Schwab MarketTrack Conservative Portfolio.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab &

-------------

2 Effective August 18, 1998, Mr. Scheid was elected as President and trustee.

Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

For its advisory and administrative services to the portfolios, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of each portfolio's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

The investment adviser and Schwab have guaranteed that, through at least February 29, 2000, the total operating expenses for each portfolio, including the impact of underlying SchwabFunds investments, will not exceed 0.60% of its average daily net assets.

For the fiscal period of May 19, 1998, (commencement of operations) to October 31, 1998, the All Equity Portfolio paid investment advisory fees of $0, (fees were reduced by $357,000).

For the fiscal years ended October 31, 1998 and 1997 and fiscal period of November 20, 1995 (commencement of operations) to October 31, 1996, the Growth Portfolio paid investment advisory fees of $553,000, $337,000 and $426,000 (fees were reduced by $1,157,000, $296,000 and $546,000), respectively.

For the fiscal years ended October 31, 1998 and 1997 and fiscal period ended of November 20, 1995, (commencement of operations) to October 31, 1996, the Balanced Portfolio paid investment advisory fees of $491,000, $219,000, $352,000 (fees were reduced by $1,095,000, $242,000 and $496,000), respectively.

For fiscal years ended October 31, 1998 and 1997 and fiscal period of November 20, 1995 (commencement of operations) to October 31, 1996, the Conservative Portfolio paid investment advisory fees of $78,000, $26,000 and $5,000 (fees were reduced by $504,000, $118,000 and $203,000), respectively.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides portfolio information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.20% of each portfolio's average daily net assets.

                          CUSTODIAN AND FUND ACCOUNTANT

Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, NY 11201, serves as custodian and SEI Fund Resources, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.

The custodians are responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The accountants maintain all books and records related to each portfolio's transactions.

                             INDEPENDENT ACCOUNTANT

The portfolios' independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements the portfolios and review certain regulatory reports and each portfolio's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the trusts engage it to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 1998 are included in the portfolios' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions. Although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.

The All Equity Portfolio's turnover rate for the fiscal period of May 19, 1998 (commencement of operations) to the fiscal year ended October 31, 1998 was 2%.

The Growth Portfolio's turnover rates for the fiscal years ended October 31, 1998 and 1997, were 14% and 113%, respectively.

The Balanced Portfolio's turnover rates for the fiscal years ended October 31, 1998 and 1997, were 32% and 104%, respectively.

The Conservative Portfolio's turnover rates for the fiscal years ended October 31, 1998 and 1997, were 58% and 104%, respectively.

The higher turnover rates for the portfolios are attributed to the portfolios' conversion from investing directly in securities to investments in other mutual funds. The portfolios do not anticipate additional brokerage expenses due to these higher portfolio turnover rates. In addition, over the short- or intermediate term during the first year of operations, a portfolio may have a higher turnover rate as a result of building an investment portfolio.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a portfolio, the investment adviser seeks to obtain best price and execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the portfolios primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

In an attempt to obtain best execution for the portfolios, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the portfolios to trade directly with other institutional holders on a net basis. At times, this may allow the portfolios to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the portfolios on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal period of May 19, 1998, (commencement of operations) to October 31, 1998, the All Equity Portfolio paid brokerage commissions of $0.

For the fiscal years ended October 31, 1998 and 1997 and fiscal period of November 20, 1995 (commencement of operations) to October 31, 1996, the Growth Portfolio, paid brokerage commissions of $5,838, $32,365 and $92,248, respectively.

For the fiscal years ended October 31, 1998 and 1997 and fiscal period of November 20, 1995 (commencement of operations) to October 31, 1996, the Balanced Portfolio, paid brokerage commissions of $5,538, $27,084 and $48,733, respectively.

For the fiscal years ended October 31, 1998 and 1997 and fiscal period of November 20, 1995 (commencement of operations) to October 31, 1996, the Conservative Portfolio, paid brokerage commissions of $2,448, $4,153 and $10,741, respectively.

                            DESCRIPTION OF THE TRUST

Each portfolio is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The portfolios may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a portfolio could become liable for a misstatement in the prospectus or SAI about another portfolio.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

As long as the portfolios or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the portfolios' performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your portfolio and request that your mailings not be consolidated.

The portfolios have made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a portfolio. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares". A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                PRICING OF SHARES

In accordance with the 1940 Act, the underlying mutual funds are valued at their respective net asset values as determined by those funds. The underlying mutual funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying mutual funds value their portfolio securities based on market quotes if they are readily available. The investment adviser assigns fair values to the portfolios' other investments in good faith under board of trustees guidelines. The board of trustees regularly reviews these values. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices.

Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the board of trustees' guidelines.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the board of trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The board of trustees regularly reviews any fair values assigned to portfolio securities.

                                    TAXATION

                   FEDERAL TAX INFORMATION FOR THE PORTFOLIOS

It is each portfolio's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a portfolio is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts and forward foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of the portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to portfolio shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the portfolios generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes

(but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolios invests in an underlying mutual fund that elects to pass through foreign taxes, these portfolios will not be able to pass through the taxes paid by the underlying mutual fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company (PFIC) or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to the portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying mutual fund may invest in non-U.S. corporations which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying mutual fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying mutual fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying mutual fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.


                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

            Portfolio           One Year Ended   From Commencement of Operations
(Commencement of Operations)   October 31, 1998      to October 31, 1998
--------------------------------------------------------------------------------
All Equity   (5/19/98)             N/A                    (15.24)%
Growth       (11/20/95)           8.85%                    14.94%
Balanced     (11/20/95)           9.02%                    12.91%

            Portfolio           One Year Ended      From Commencement of Operations
(Commencement of Operations)   October 31, 1998          to October 31, 1998
-----------------------------------------------------------------------------------
Conservative (11/20/95)            8.64%                    10.79%

A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end October 31, 1998.

Portfolio                                                Cumulative Total Return
---------                                                -----------------------
(Commencement of Operations)
----------------------------

All Equity   (5/19/98)                                           (7.20)%
Growth       (11/20/95)                                           50.80%
Balanced     (11/20/95)                                           43.09%
Conservative (11/20/95)                                           35.30%

The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index and information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to other asset class performance, performance of indices and mutual funds similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

The primary index for large company stocks is the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds the Ibbottson and Lehman Brothers Aggregate Bond indices.

PROSPECTUS
February  28,  1999



SCHWAB
MARKETMANAGER PORTFOLIOS(TM)


                    GROWTH PORTFOLIO

                    BALANCED PORTFOLIO

                    SMALL CAP PORTFOLIO

                    INTERNATIONAL PORTFOLIO


As with all mutual funds, the Securities and Exchange
Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                                  SCHWABFUNDS(R)

ABOUT THE PORTFOLIOS


        Schwab
        MarketManager Portfolios(TM)


        ABOUT THE PORTFOLIOS

  4     Growth Portfolio
  8     Balanced Portfolio
 12     Small Cap Portfolio
 16     International Portfolio
 20     Portfolio Management


        INVESTING IN THE PORTFOLIOS

 22     Buying Shares
 23     Selling/Exchanging Shares
 24     Transaction Policies
 25     Distributions and Taxes

The portfolios in this prospectus share a "MULTI-FUND" investment strategy. Each portfolio invests primarily in a COMBINATION of other actively managed funds. Each portfolio's mix of underlying funds is strategically chosen with a SPECIFIC GOAL in mind.

By using a multi-fund strategy, the portfolios can provide exposure to a variety of mutual funds in a single investment. This strategy may help to produce a high level of diversification among securities and industries. As a result, the portfolios may reduce the risks associated with investing in a single fund, fund company or investment style.

The portfolio managers analyze economic conditions to identify promising areas for investment. They review funds according to their investment objectives and policies, and use quantitative techniques to measure their past performance, volatility and expenses. The managers then choose each underlying fund by analyzing its investment style and gaining firsthand knowledge of its manager.

The portfolios are designed for long-term investors. Their performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB MARKETMANAGER
GROWTH PORTFOLIO

TICKER SYMBOL: SWOGX

GOAL

The portfolio seeks capital growth.

STRATEGY

To pursue its goal, the portfolio invests at least 65% of its total assets in other mutual funds, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.

The portfolio invests in stock, bond and money market funds, which the managers choose within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the managers determine whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio managers may allocate their investment among large-cap, small-cap and international stock funds. Within the bond fund allocation, the managers allocate investments among bond funds primarily based on the maturities and credit quality of their holdings.

In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/98, the portfolio included 32 underlying funds.

Asset allocation among funds

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Growth Portfolio's allocation is designed to provide the growth opportunities of stock investing while tempering volatility with bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.

                               TARGET        ALLOCATION
                            ALLOCATION      FLEXIBILITY
-------------------------------------------------------
     STOCK FUNDS                80%          65 -  95%
       large-cap                35%
       small-cap                20%
       international            25%
     BOND FUNDS                 15%           0 - 30%
     MONEY MARKET FUNDS          5%           0 - 35%

4   GROWTH PORTFOLIO

When you are investing for the long term, a portfolio that emphasizes stock investments in its asset allocation may make sense for you.

MAIN RISKS

THE STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE AN EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.

MANY OF THE RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH STOCK FUNDS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Any type of stock can temporarily fall out of favor with the market. The values of certain types of stocks, such as small-cap stocks and international stocks, may fluctuate more widely than others.

TO THE EXTENT THAT THE PORTFOLIO INVESTS IN BOND FUNDS, A MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by the underlying funds go into default. To minimize this risk, the portfolio intends to invest in bond funds that invest primarily in investment-grade quality debt securities. Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.


                                                            GROWTH PORTFOLIO   5

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.


 ANNUAL TOTAL RETURNS (%) AS OF 12/31
                                  [BAR GRAPH]

                                           18.36        15.15
                                            97           98

 BEST QUARTER: 16.93% Q4 1998
 WORST QUARTER: -11.73% Q3 1998

 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

                                                          SINCE
                                             1 YEAR     INCEPTION
-----------------------------------------------------------------
 Portfolio                                    15.15      16.14 1
 S&P500(R) Index                              28.58      29.37 2
 Lehman Brothers Aggregate Bond Index          8.67       8.52 2

1 Inception: 11/18/96.
2 From: 11/18/96.

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


 FEE TABLE (%)

 SHAREHOLDER FEES

                                                         None

 ANNUAL OPERATING EXPENSES (% of average net assets)
 Management fees*                                        0.54
 Distribution (12b-1) fees                               None
 Other expenses                                          0.43
                                                        -----
 Total annual operating expenses                         0.97

 EXPENSE REDUCTION                                      (0.47)
                                                        -----
 NET OPERATING EXPENSES**                                0.50
                                                        -----

*  Reflects current fees.
** Guaranteed by Schwab and the investment adviser through 2/29/00.

 EXPENSES ON A $10,000 INVESTMENT

 Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR       3 YEARS        5 YEARS         10 YEARS
----------------------------------------------------
  $51          $245           $474           $1,131

The performance information above shows you how performance has varied from year to year and how it averages out over time.


6   GROWTH PORTFOLIO

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                            11/1/97-  11/18/96-
                                                            10/31/98  10/31/97
 PER-SHARE DATA ($)
 Net asset value at beginning of period                      11.60     10.00
                                                             ---------------
 Income from investment operations:
    Net investment income                                     0.32      0.08
    Net realized and unrealized gain on investments           0.11      1.66
                                                             ---------------
    Total income from investment operations                   0.43      1.74
 Less distributions:
    Dividends from net investment income                     (0.29)    (0.14)
    Dividends from capital gains                             (0.31)      --
                                                             ---------------
    Total distributions                                      (0.60)    (0.14)
                                                             ---------------
 Net asset value at end of period                            11.43     11.60
                                                             ===============
 Total return (%)                                             3.87     17.60 1

 RATIOS/SUPPLEMENTAL DATA (%)
 Ratio of net operating expenses to average net assets        0.50      0.50 2
 Expense reductions reflected in above ratio                  0.67      0.77 2
 Ratio of net investment income to average net assets         2.66      2.07 2
 Portfolio turnover rate                                       384       192
 Net assets, end of period ($ x 1,000,000)                     152       124


1  Not annualized.
2  Annualized.


                                                      GROWTH PORTFOLIO        7

SCHWAB MARKETMANAGER
BALANCED PORTFOLIO


TICKER SYMBOL: SWOBX


GOAL

THE PORTFOLIO SEEKS CAPITAL GROWTH AND INCOME.


STRATEGY

To pursue its goal, the portfolio invests at least 65% of its total assets in other mutual funds, including those available through Schwab's Mutual Fund OneSource(R) service. Typically, the actual percentage is considerably higher.

The portfolio invests in stock, bond and money market funds, which the managers choose within the framework of an asset allocation strategy. Based on analysis of economic outlooks and market conditions, the managers determine whether and how much to adjust the portfolio's allocation.

Within the stock fund allocation, the portfolio managers may allocate their investment among large-cap, small-cap and international stock funds. Within the bond fund allocation, the managers allocate investments among bond funds primarily based on the maturities and credit quality of their holdings.

In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/98, the portfolio included 29 underlying funds.


ASSET ALLOCATION AMONG FUNDS

Asset allocation is a strategy of investing specific percentages of a portfolio in various asset classes.

The Balanced Portfolio's allocation is designed to provide a mix of the growth opportunities of stock investing with the income opportunities of bond and money market funds. Over the long term, the portfolio will generally reflect its target allocation, as shown below.

The table also shows the highest and lowest allocations the portfolio could assign for each type of fund. The portfolio has the flexibility to adjust its allocations of large-cap, small-cap and international stock funds as well.


                               TARGET      ALLOCATION
                             ALLOCATION    FLEXIBILITY
------------------------------------------------------
     STOCK FUNDS                 60%        50 - 70%
       large-cap                 30%
       small-cap                 15%
       international             15%
     BOND FUNDS                  35%        25 - 45%
     MONEY MARKET FUNDS           5%         0 - 25%


8      BALANCED PORTFOLIO

Long-term investors seeking a blend of growth and income investments may want to consider this portfolio.

MAIN RISKS

STOCK AND BOND MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE PORTFOLIO'S PARTICULAR ASSET ALLOCATION CAN HAVE A SIGNIFICANT EFFECT ON PERFORMANCE. The portfolio's neutral allocation is designed with long-term performance in mind, and does not ensure any particular type of performance over the short term. Because the risks and returns of different asset classes can vary widely over both the long term and the short term, the portfolio's performance could suffer if a particular asset class does not perform as expected.

TO THE EXTENT THAT THE PORTFOLIO HAS EXPOSURE TO A GIVEN TYPE OF MUTUAL FUND, IT TAKES ON THE ASSOCIATED RISKS. The same factors that affect stock market performance generally affect stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. The values of certain types of stocks, such as small-cap stocks or international stocks, may fluctuate more widely in price than others.

WITH BOND FUNDS, ONE MAJOR RISK IS THAT BOND PRICES GENERALLY FALL WHEN INTEREST RATES RISE. Underlying funds that focus on bonds with longer maturities tend to be more sensitive to this risk. Portfolio performance also could be affected if bonds held by its underlying funds go into default. Economic conditions can cause bond markets to fall in anticipation of greater risk of default, in which case funds that emphasize lower-quality bonds could suffer disproportionate losses. To minimize this risk, the portfolio intends to invest primarily in bond funds that invest primarily in investment-grade quality debt securities.
Another risk is that certain bonds may be paid off, or "called," substantially earlier or later than expected.

OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's effective asset allocation or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.


                                                  BALANCED PORTFOLIO           9

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on two unmanaged market indices. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that indices do not include any costs of investment.


 ANNUAL TOTAL RETURNS (%) AS OF 12/31

-------------------------------------------------------------
                                           97         98
-------------------------------------------------------------
                                          16.51      13.59

 BEST QUARTER: 13.38% Q4 1998
 WORST QUARTER: -8.16% Q3 1998

 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

                                                     SINCE
                                         1 YEAR    INCEPTION
-------------------------------------------------------------
 Portfolio                                13.59      14.44 1
 S&P500(R) Index                          28.58      29.37 2
 Lehman Brothers Aggregate Bond Index      8.67       8.52 2

1 Inception: 11/18/96.
2 From: 11/18/96.

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


 FEE TABLE (%)

 SHAREHOLDER FEES
                                                             None

 ANNUAL OPERATING EXPENSES (% of average net assets)
 Management fees*                                            0.54
 Distribution (12b-1) fees                                   None
 Other Expenses                                              0.45
                                                            -----
 Total annual operating expenses                             0.99

 Expense reduction                                          (0.49)
                                                            -----
 Net operating expenses**                                    0.50
                                                            -----

*  Reflects current fees.
** Guaranteed by Schwab and the investment adviser through 2/29/00.

 EXPENSES ON A $10,000 INVESTMENT

 Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR        3 YEARS         5 YEARS          10 YEARS
-------------------------------------------------------
  $51           $258            $491            $1,161

The performance information above shows you how performance has varied from year to year and how it averages out over time.


10    BALANCED PORTFOLIO

FINANCIAL HIGHLIGHTS

This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                       11/1/97-   11/18/96-
                                                      10/31/98    10/31/97
 PER-SHARE DATA ($)
 Net asset value at beginning of period                 11.38      10.00
                                                        ----------------
 Income from investment operations:
    Net investment income                                0.36       0.17
    Net realized and unrealized gain on investments      0.18       1.34
                                                        ----------------
    Total income from investment operations              0.54       1.51
 Less distributions:
    Dividends from net investment income                (0.34)     (0.13)
    Dividends from capital gains                        (0.22)       --
                                                        ----------------
    Total distributions                                 (0.56)     (0.13)
                                                        ----------------
 NET ASSET VALUE AT END OF PERIOD                       11.36      11.38
                                                        ================
 Total return (%)                                        4.89      15.27 1

 RATIOS/SUPPLEMENTAL DATA (%)
------------------------------------------------------------------------
 Ratio of net operating expenses to average net assets   0.50       0.50 2
 Expense reductions reflected in above ratio             0.69       0.95 2
 Ratio of net investment income to average net assets    3.21       3.03 2
 Portfolio turnover rate                                  353        171
 Net assets, end of period ($ x 1,000,000)                 93         61


1 Not annualized.
2 Annualized.


                                                         BALANCED PORTFOLIO   11

SCHWAB MARKETMANAGER
SMALL CAP PORTFOLIO


TICKER SYMBOL: SWOSX

GOAL

The portfolio seeks long-term capital appreciation.


STRATEGY

To pursue its goal, the portfolio invests at least 65% of its total assets in other mutual funds, including those available through Schwab's Mutual Fund OneSource(R) service. The fund also has a policy of investing at least 65% of total assets in small-cap stock funds. Typically, the actual percentages for both policies are considerably higher.

The portfolio managers regularly review the small-cap segment of the market to identify sectors or industries that offer the greatest potential for growth. The managers then screen the universe of small-cap funds based on a combination of quantitative measures -- past performance, volatility, expenses -- and qualitative evaluations of their investment objectives, management teams and current holdings.

The portfolio managers meet frequently with the management teams of those small-cap funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/98, the portfolio included 26 underlying funds.

Because the small-cap market can be volatile, the portfolio managers monitor and adjust the portfolio as necessary. In so doing, they seek to anticipate coming markets as well as respond to current conditions.

SMALL-CAP STOCKS AND CAPITAL GROWTH

Small-cap companies are those whose market capitalization places them at the smaller end of the spectrum of publicly traded companies.

There are thousands of small-cap companies, which historically have made up approximately 20% of the total U.S. market capitalization. These companies are found in every industry, although they tend to be concentrated in high-growth sectors such as technology.

Over the past 70 years, stocks of these companies have offered high long-term growth rates. At the same time, they have often been more volatile than large-cap stocks, sometimes suffering deep slumps and at other times enjoying high market enthusiasm.


12     SMALL CAP PORTFOLIO

For the long-term investor, a small-cap stock investment can be important because of the exposure it provides to a different segment of the stock market.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH SMALL-CAP STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

HISTORICALLY, SMALL-CAP STOCK FUNDS HAVE BEEN RISKIER THAN FUNDS THAT FOCUS ON LARGE- AND MID-CAP STOCKS. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements and may move sharply, especially during market upturns and downturns. In addition, during any period when small-cap stock funds perform less well than funds that focus on other types of stock or other types of investments -- bonds, for instance -- the portfolio's performance also will lag these investments.

OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.


                                                     SMALL CAP PORTFOLIO     13

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and the index does not include any costs of investment.


 ANNUAL TOTAL RETURNS (%) AS OF 12/31

                                               0.61
                                                98


 BEST QUARTER: 17.90% Q4 1998
 WORST QUARTER: -18.97% Q3 1998

 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

                                                       SINCE
                                  1 YEAR           INCEPTION
-------------------------------------------------------------
 Portfolio                          0.61            (0.42) 1
 Russell 2000 Index                (2.57)           (3.08) 2

1 Inception:  9/16/97.
2 From: 9/16/97.


PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


 FEE TABLE (%)

 SHAREHOLDER FEES
                                                             None

 ANNUAL OPERATING EXPENSES (% of average net assets)
 Management fees*                                            0.54
 Distribution (12b-1) fees                                   None
 Other Expenses                                              0.45
                                                            -----
 Total annual operating expenses                             0.99

 Expense reduction                                          (0.49)
                                                            -----
 Net operating expenses**                                    0.50
                                                            -----

*  Reflects current fees.
** Guaranteed by Schwab and the investment adviser through 2/29/00.

 EXPENSES ON A $10,000 INVESTMENT

 Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR          3 YEARS           5 YEARS            10 YEARS
-------------------------------------------------------------
  $51             $258              $491              $1,161

The performance information above shows you how the fund's performance compares to that of an index, which varies over time.


14   SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).

                                                         11/1/97- 9/16/97-
 INVESTOR SHARES                                        10/31/98  10/31/97
 PER-SHARE DATA ($)
 Net asset value at beginning of period                   9.93     10.00
                                                         ---------------
 Income from investment operations:
    Net investment income                                 0.21      0.02
    Net realized and unrealized gain on investments      (1.36)    (0.09)
                                                         ---------------
    Total income from investment operations              (1.15)    (0.07)
 Less distributions:
    Dividends from net investment income                 (0.24)      --
    Dividends from capital gains                         (0.03)      --
                                                         ---------------
    Total distributions                                  (0.27)      --
                                                         ---------------
 NET ASSET VALUE AT END OF PERIOD                         8.51      9.93
                                                         ===============
 Total return (%)                                       (11.84)    (0.70) 1


 RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------
 Ratio of net operating expenses to average net assets    0.50      0.50 2
 Expense reductions reflected in above ratio              0.69      0.75 2
 Ratio of net investment income to average net assets     2.65      1.29 2
 Portfolio turnover rate                                   166        10
 Net assets, end of period ($ x 1,000,000)                 129       207


1 Not annualized.
2 Annualized.


                                                     SMALL CAP PORTFOLIO      15

SCHWAB MARKETMANAGER
INTERNATIONAL PORTFOLIO


TICKER SYMBOL: SWOIX


GOAL

The portfolio seeks long-term capital appreciation.


STRATEGY

To pursue its goal, the portfolio invests at least 65% of its total assets in other mutual funds, including those available through Schwab's Mutual Fund OneSource(R) service. The fund also has a policy of investing at least 65% of total assets in international stock funds. Typically, the actual percentages for both policies are considerably higher.

The portfolio managers analyze global economic trends to target regions and countries that offer the greatest potential for growth. Based on their findings, they develop a country-by-country allocation that focuses typically on developed markets but also may include emerging markets. The managers then screen the universe of international stock funds based on a combination of quantitative measures -- past performance, volatility, expenses -- and qualitative evaluations of their investment objectives, country weightings, sector diversification, management teams and current holdings.

The portfolio managers meet frequently with the management teams of those international stock funds that satisfy the screening criteria in order to gain a more complete understanding of their investment styles and strategies. In choosing the underlying funds, the portfolio managers seek clearly defined investment strategies, strong performance histories and stable management, among other criteria. As of 10/31/98, the portfolio included 19 underlying funds.

Because international markets can be volatile, the portfolio managers monitor and adjust the portfolio as necessary. In so doing, they seek to anticipate coming markets as well as respond to current conditions.

INTERNATIONAL STOCK FUNDS

Approximately two-thirds of the world's market opportunities lie outside the United States. These include developed countries whose securities markets are established and whose economies are industrialized as well as emerging markets, where industrialization and securities markets are in the process of developing.

With so many opportunities available, it is difficult for any one mutual fund to maintain expertise in all industries and regions. The multi-fund approach offers a potential solution by allowing portfolio managers to assemble a combination of underlying funds whose strengths lie in different areas.


16     INTERNATIONAL PORTFOLIO

International stock funds offer access to many foreign markets that can be difficult for individual investors to reach.

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the portfolio will fluctuate, which means that you could lose money.

THE MAIN RISKS OF THIS PORTFOLIO ARE THOSE ASSOCIATED WITH INTERNATIONAL STOCK FUNDS. The same factors that affect stock market performance generally affect all stock funds. Political and economic news can influence marketwide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may affect stock prices in one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

INTERNATIONAL STOCK FUNDS CARRY ADDITIONAL RISKS. Changes in currency exchange rates can erode market gains or widen market losses for the underlying funds. International markets -- even those that are well established -- are often more volatile than those of the United States, for reasons ranging from a lack of reliable company information to the risk of political upheaval. These risks are more significant in emerging markets, where governments may be less stable, markets less liquid and economies less highly industrialized. In addition, during any period when international stock funds perform less well than funds that focus on other types of stocks or other types of investments -- bonds, for instance -- the portfolio's performance also will lag these investments.

OTHER RISK FACTORS

Because the portfolio managers have no control over the management of the underlying funds, decisions made by the underlying funds' managers could change the portfolio's investment profile or hurt its performance.

For example, if managers of underlying funds tended to favor cash, the portfolio's exposure to the stock market would be lowered. Similarly, if underlying funds make investments that don't perform as expected, such as certain foreign currency transactions, the portfolio's performance could be affected.

Additionally, the portfolio may actively buy and sell underlying fund shares, which will increase its portfolio turnover rate, and increase the likelihood of capital gain distributions.


                                                INTERNATIONAL PORTFOLIO       17

PERFORMANCE

Below are a chart and a table showing the portfolio's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and the index does not include any costs of investment.


 ANNUAL TOTAL RETURNS (%) AS OF 12/31


                                             97          98
                                           -----        ----
                                           6.81         13.29

 BEST QUARTER: 15.01% Q1 1998
 WORST QUARTER: -16.35% Q3 1998

 AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

                                                       SINCE
                                      1 YEAR       INCEPTION
------------------------------------------------------------
 Portfolio                            13.29          10.54 1
 MSCI EAFE Index                      20.00           9.92 2

1 Inception: 10/16/96.
2 From: 10/16/96.

PORTFOLIO FEES AND EXPENSES

The following table describes what you could expect to pay as a portfolio investor. "Shareholder fees" are one-time expenses charged to you directly by the portfolio. "Annual operating expenses" are paid out of portfolio assets, so their effect is included in total return. Fees of the underlying funds are reflected in those funds' performance, and thus indirectly in portfolio performance.


 FEE TABLE (%)

 SHAREHOLDER FEES
                                                            None

 ANNUAL OPERATING EXPENSES (% of average net assets)
 Management fees*                                           0.54
 Distribution (12b-1) fees                                  None
 Other expenses                                             0.46
                                                           -----
 Total annual operating expenses                            1.00

 Expense reduction                                         (0.50)
                                                           -----
 Net operating expenses**                                   0.50
                                                           -----

*  Reflects current fees.
** Guaranteed by Schwab and the investment adviser through 2/29/00.

 EXPENSES ON A $10,000 INVESTMENT

 Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the portfolio or sold your shares at the end of each period. Your actual costs may be higher or lower.

1 YEAR          3 YEARS         5 YEARS             10 YEARS
------------------------------------------------------------
  $51            $260             $495                $1,171


The performance information above shows you how performance has varied from year to year and how it averages out over time.


18    INTERNATIONAL PORTFOLIO

FINANCIAL HIGHLIGHTS


This section provides further details about the portfolio's financial history. "Total return" shows the percentage that an investor in the portfolio would have earned or lost during a given period, assuming all distributions were reinvested. The portfolio's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the portfolio's annual report (see back cover).


                                                        11/1/97-    11/1/96-    10/16/96-
 INVESTOR SHARES                                       10/31/98    10/31/97     10/31/96
 PER-SHARE DATA ($)
 Net asset value at beginning of period                  10.86       9.91         10.00
                                                        --------------------------------
 Income from investment operations:
    Net investment income                                 0.34       0.17           --
    Net realized and unrealized gain on investments       0.02       0.95         (0.09)
                                                        --------------------------------
    Total income from investment operations               0.36       1.12         (0.09)
 Less distributions:
    Dividends from net investment income                 (0.34)     (0.17)           --
     Dividends from capital gains                        (0.30)       --             --
                                                        --------------------------------
    Total distributions                                  (0.64)     (0.17)           --
                                                        --------------------------------
 NET ASSET VALUE AT END OF PERIOD                        10.58      10.86          9.91
                                                        ================================
 Total return (%)                                         3.55      11.47         (0.90)1


 RATIOS/SUPPLEMENTAL DATA (%)
----------------------------------------------------------------------------------------
 Ratio of net operating expenses to average net assets    0.50       0.50         0.50 2
 Expense reductions reflected in above ratio              0.70       0.80         2.91 2
 Ratio of net investment income to average net assets     2.96       1.40         0.52 2
 Portfolio turnover rate                                   236        179          --
 Net assets, end of period ($ x 1,000,000)                  74         81           59


1 Not annualized.
2 Annualized.



                                                 INTERNATIONAL PORTFOLIO      19

PORTFOLIO MANAGEMENT


The portfolios' investment adviser, Charles Schwab Investment Management, Inc., has more than $77 billion under management.


The investment adviser for the Schwab MarketManager Portfolios(TM) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 3 million shareholder accounts. (All figures on this page are as of 10/31/98.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab MarketManager Portfolios. As compensation for these services, the firm receives a management fee from each portfolio. For the 12 months ended 10/31/98, these fees were 0.32% for the Growth Portfolio, 0.30% for the Balanced Portfolio, 0.30% for the Small Cap Portfolio and 0.29% for the International Portfolio. These figures, which are expressed as a percentage of each portfolio's average daily net assets, represent the actual amounts paid, including the effects of reductions.

Cynthia Liu, CFA, a senior vice president of the investment adviser, is responsible for the overall management of the Schwab MarketManager Portfolios. Prior to joining the firm in 1996, she worked for 13 years in international securities research and asset management.

JEFFREY MORTIMER, CFA, also is a portfolio manager with day-to-day responsibility for the Growth and Balanced Portfolios. Prior to joining the firm in October 1997, he worked for more than eight years in asset allocation and manager selection.


YEAR 2000 ISSUES


One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

The investment adviser is taking steps to enable its systems to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.


20        PORTFOLIO MANAGEMENT

INVESTING IN THE PORTFOLIOS


As a SchwabFunds(R) investor, you have a number of ways to do business with us.


On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.


                                           INVESTING IN THE PORTFOLIOS        21

BUYING SHARES


Shares of the portfolios may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.


 STEP 1

 Choose a portfolio, then decide how much you want to invest.

 MINIMUM INITIAL INVESTMENT          MINIMUM ADDITIONAL INVESTMENTS          MINIMUM BALANCE
 ----------------------------------------------------------------------------------------------------
 $1,000                              $100                                    $500
 ($500 for retirement and                                                    ($250 for retirement and
 custodial accounts)                                                         custodial accounts)

 STEP 2

 Choose an option for portfolio distributions. The three options are described below. If you don't indicate a choice, you will receive the first option.

 OPTION                   FEATURES
 ----------------------------------------------------------------------------------------------------
 Reinvestment             All dividends and capital gain distributions are invested automatically in shares of your portfolio.


 Cash/reinvestment        You receive payment for dividends, while any capital gain distributions
 mix                      are invested in shares of your portfolio.


 Cash                     You receive payment for all dividends and capital gain distributions.

 STEP 3

 Place your order. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the portfolio.

For example, when you sell shares in a portfolio, the proceeds are automatically paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink, which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


22     INVESTING IN THE PORTFOLIOS

SELLING/EXCHANGING SHARES


Use any of the methods described below to sell shares of a portfolio.

When selling or exchanging shares, please be aware of the following policies:

-  A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- These portfolios reserve the right to honor redemptions in portfolio securities instead of cash.

- Exchange orders must meet the minimum investment and other requirements for the fund and, if applicable, the share class into which you are exchanging.

- You will need to obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.

  WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

-  Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

-  The name of the portfolio whose shares you want to buy or sell

-  The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

-  When selling shares, how you would like to receive the proceeds

   Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


METHODS FOR PLACING ORDERS


PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET

www.schwab.com/schwabfunds

SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds at:
101 Montgomery Street, San Francisco, CA 94104

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab branch office.


                                          INVESTING IN THE PORTFOLIOS         23

TRANSACTION POLICIES

THE PORTFOLIOS ARE OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE
(NYSE) IS OPEN. The portfolios calculate their share prices each business day, after the close of the NYSE (generally 4:00 p.m. Eastern time). A portfolio's share price is its net asset value per share, or NAV, which is the portfolio's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the portfolio will be executed at the next share price calculated that day.

In valuing underlying fund investments, the portfolios use the NAVs reported by their underlying funds. In valuing other portfolio securities, the portfolios use market quotes if they are readily available. In cases where quotes are not readily available, a portfolio may value securities based on fair values developed using methods approved by the portfolio's Board of Trustees.

Shareholders of the portfolios should be aware that because foreign markets are often open on weekends and other days when the portfolios are closed, the value of a portfolio may change on days when it is not possible to buy or sell shares of the portfolio.

THE PORTFOLIOS AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the portfolio as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

-  To change or waive a portfolio's investment minimums

- To suspend the right to sell shares back to the portfolio, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

-  To withdraw or suspend any part of the offering made by this prospectus

DAILY NAV REPORTING


Each day, reporting services, such as newspapers, may publish the share prices of mutual funds from the close of business on the previous day. For multi-fund portfolios, these prices are generally reported one day behind other mutual funds. This is because a multi-fund portfolio uses the share prices of its underlying funds to calculate its NAV, and this information is typically received and calculated after the publishing deadlines of reporting services. Each portfolio still calculates its share price daily, and this is the price at which you may buy and sell shares each day.


24     INVESTING IN THE PORTFOLIOS

DISTRIBUTIONS AND TAXES

ANY INVESTMENT IN THE PORTFOLIOS TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in a portfolio. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR PORTFOLIO EARNS. Every year, each portfolio distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR PORTFOLIO DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. Each portfolio's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the portfolio. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less; long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE PORTFOLIOS PROVIDE SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the portfolio paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL PORTFOLIO SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.

MORE ON DISTRIBUTIONS

If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                                         INVESTING IN THE PORTFOLIOS         25

NOTES



26       NOTES

TO LEARN MORE


This prospectus contains important information on the portfolios and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current portfolio investors, discuss recent performance and portfolio holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You also can review these materials in person at the SEC's Public Reference Room.

SchwabFunds
101 Montgomery Street
San Francisco, CA 94104
800-435-4000
WWW.SCHWAB.COM/SCHWABFUNDS

Securities and Exchange Commission
Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov

SEC FILE NUMBER
Schwab MarketManager Portfolios  811-7704


   Schwab
   MarketManager Portfolios(TM)


   PROSPECTUS
   February  28,  1999


   SCHWABFUNDS(R)

                       STATEMENT OF ADDITIONAL INFORMATION

                       SCHWAB MARKETMANAGER PORTFOLIOS(TM)
                                GROWTH PORTFOLIO
                               BALANCED PORTFOLIO
                               SMALL CAP PORTFOLIO
                             INTERNATIONAL PORTFOLIO

                                FEBRUARY 28, 1999

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the portfolios' prospectus dated February 28, 1999 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the portfolios at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at: http://www.schwab.com/schwabfunds.

The portfolios' most recent annual report is a separate document supplied with the SAI and includes the portfolios' audited financial statements, which are incorporated by reference into this SAI.

The portfolios are a series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS
                                                                         Page
INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES,
RISKS AND LIMITATIONS.......................................................2
MANAGEMENT OF THE PORTFOLIOS...............................................20
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES........................23
INVESTMENT ADVISORY AND OTHER SERVICES.....................................24
BROKERAGE ALLOCATION AND OTHER PRACTICES...................................26
DESCRIPTION OF THE TRUST...................................................27
PURCHASE, REDEMPTION AND PRICING OF SHARES.................................28
TAXATION...................................................................29
CALCULATION OF PERFORMANCE DATA............................................32

      INVESTMENT OBJECTIVES, SECURITIES, STRATEGIES, RISKS AND LIMITATIONS

                              INVESTMENT OBJECTIVES

Each portfolio's investment objective may be changed only by vote of a majority of its shareholders.

GROWTH PORTFOLIO seeks capital growth with less volatility than a portfolio comprised entirely of stock funds.

BALANCED PORTFOLIO seeks capital growth and income with less volatility than the Growth Portfolio.

SMALL CAP PORTFOLIO seeks long-term capital appreciation.

INTERNATIONAL PORTFOLIO seeks long-term capital appreciation.

The following investment securities, strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of a portfolio's acquisition of such security or asset unless otherwise noted. Thus, any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with a portfolio's investment policies and limitations.

                UNDERLYING FUND INVESTMENTS, SECURITIES AND RISKS

The portfolios' underlying fund investments, the different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Not all underlying funds discussed below are eligible investments for each portfolio. A portfolio will invest in underlying funds that are intended to help achieve its investment objective.

MUTUAL FUNDS are registered investment companies, which may issue and redeem their shares on a continuous basis (open-end mutual funds) or may offer a fixed number of shares usually listed on an exchange (closed-end mutual funds). Mutual funds generally offer investors the advantages of diversification and professional investment management, by combining shareholders' money and investing it in various types of securities, such as stocks, bonds and money market securities. Mutual funds also make various investments and use certain techniques in order to enhance their performance. These may include entering into delayed-delivery and when-issued securities transactions or swap agreements; buying and selling futures contracts, illiquid and restricted securities and repurchase agreements and borrowing or lending money and/or portfolio securities. The risks of investing in mutual funds generally reflect the risks of the securities in which the mutual funds invest and the investment techniques they may employ. Also, mutual funds charge fees and incur operating expenses. However, the portfolios do not intend to pay any sales loads or transaction fees when buying underlying mutual funds.

The portfolios intend to purchase shares of mutual funds in compliance with the requirements of federal law or any applicable exemptive relief received from the Securities and Exchange

Commission (SEC). Mutual fund investments for each portfolio are currently restricted under federal regulations, and therefore, the extent to which a portfolio may invest in another mutual fund may be limited. In addition, the portfolios intend to vote any proxies of underlying mutual funds in accordance with the instructions received, or in the same proportion as the vote of all other shareholders of the underlying mutual fund.

Each portfolio will normally invest at least 65% of its total assets in other mutual funds, including those available through Schwab's Mutual Fund OneSource(R) service.

FUNDS in which the portfolios may invest include mutual funds, as well as unregistered or privately-placed funds, such as hedge funds and off-shore funds, and unit investment trusts. Hedge funds and off-shore funds are not registered with the Securities and Exchange Commission (SEC), and therefore are largely exempt from the regulatory requirements that apply to registered investment companies (mutual funds). As a result, these funds may have greater ability to make investments or use investment techniques that offer a higher degree of investment return, such as leveraging, which also may subject fund assets to substantial risk to the investment principal. These funds, while not regulated by the SEC like mutual funds, may be indirectly supervised by the sources of their assets, which tend to be commercial and investment banks and other financial institutions. Investments in these funds also may be more difficult to sell, which could cause losses to a portfolio. For example, hedge funds typically require investors to keep their investment in a hedge fund for some period of time, such as one month. This means investors would not be able to sell their shares of a hedge fund until such time had past.

Each portfolio will normally invest no more than 35% of its total assets in non-mutual funds.

STOCK FUNDS typically seek growth of capital and invest primarily in equity securities. Other investments generally include debt securities, such as U.S. government securities, and some illiquid and restricted securities. Stock funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures and options contracts. Some stock funds invest exclusively in equity securities and may focus in a specialized segment of the stock market, like stocks of small companies or foreign issuers, or may focus in a specific industry or group of industries. The greater a fund's investment in stock, the greater exposure it will have to stock risk and stock market risk. Stock risk is the risk that a stock may decline in price over the short or long term. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Some stocks, like small company and international stocks, are more sensitive to stock risk than others. Diversifying investments across companies can help to lower the stock risk of a portfolio. Market risk is typically the result of a negative economic condition that affects the value of an entire class of securities, such as stocks or bonds. Diversification among various asset classes, such as stocks, bonds and cash, can help to lower the market risk of a portfolio. A stock fund's other investments and use of investment techniques also will effect its performance and portfolio value.

The Growth Portfolio will normally invest at least 65% of its total assets in stock funds.

SMALL-CAP STOCK FUNDS seek capital growth and invest primarily in equity securities of companies with smaller market capitalization. Small-cap stock funds generally make similar types of investments and employ similar types of techniques as other stock funds, except that they focus on stocks issued by companies at the lower end of the total capitalization of the U.S.

stock market. These stocks tend to be more volatile than stocks of companies of larger capitalized companies. Small-cap stock funds, therefore, tend to be more volatile than stock funds that invest in mid- or large-cap stocks, and are normally recommended for long-term investors.

The Small Cap Portfolio will normally invest at least 65% of its total assets in small-cap stock (equity) funds.

INTERNATIONAL STOCK FUNDS seek capital growth and invest primarily in equity securities of foreign issuers. Global stock funds invest primarily in equity securities of both domestic and foreign issuers. International and global stock funds generally make similar types of investments and employ similar types of investment techniques as other stock funds, except they focus on stocks of foreign issuers. Some international stock and global stock funds invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to the risks associated with international investing. International and global stock funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

The International Portfolio will normally invest at least 65% of its total assets in international stock (equity) funds.

SECTOR FUNDS are a sub-category of stock funds and typically seek capital appreciation. Sector funds invest in narrow segments of the economy, such as biotechnology, natural resources, automotive and real estate. Because these funds invest in narrow segments of the economy, they may experience higher price volatility and more exposure to industry risk than more diversified funds. Industry risk is the risk that the companies of a particular industry will experience a decline in the price of their stock. Sometimes a negative economic condition will affect a single industry or group of industries. For example, the automotive industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may affect the sale of automobiles and impact the value of the industries' securities. Diversifying investments across industries can help to reduce the industry risk of a portfolio.

BOND FUNDS seek high current income by investing primarily in debt securities, including U.S. government securities, corporate bonds, stripped securities and mortgage- and asset-backed securities. Other investments may include some illiquid and restricted securities. Bond funds typically may enter into delayed-delivery or when-issued securities transactions, repurchase agreements, swap agreements and futures contracts. Bond funds are subject to interest rate and income risks as well as credit and prepayment risks. When interest rates fall, the prices of debt securities generally rise, which may affect the values of bond funds and their yields. For example, when interest rates fall, issuers tend to pre-pay their outstanding debts and issue new ones paying lower interest rates. A bond fund holding these securities would be forced to invest the principal received from the issuer in lower yielding debt securities. Conversely, in a rising interest rate environment, prepayment on outstanding debt securities generally will not occur. This risk is known as extension risk and may affect the value of a bond fund if the value of its securities are depreciated as a result of the higher market interest rates. Bond funds also are subject to the risk that the issuers of the securities in their portfolios will not make timely interest and/or principal payments or fail to make them at all.

The portfolios intend to invest in bond funds that invest primarily in investment-grade debt securities, including U.S. government securities. The Balanced Portfolio will normally invest at least 25% of its total assets in bond funds.

INTERNATIONAL BOND FUNDS seek high current income by investing primarily in debt securities of foreign issuers. Global bond funds invest primarily in debt securities of all issuers, both domestic and foreign. International and global bond funds generally make similar types of investments and employ similar types of investment techniques as other bond funds, except they focus on debt securities of foreign issuers. Some international bond and global bond funds may invest exclusively in foreign securities. Some of these funds invest in securities of issuers located in emerging or developing securities markets. These funds have greater exposure to risks associated with international investing. International and global bond funds also may invest in foreign currencies and depositary receipts and enter into futures and options contracts on foreign currencies and forward foreign currency exchange contracts.

BALANCED FUNDS must invest at least 25% of their assets in debt securities, and typically also invest substantial amounts in stocks. The stock portion of a balanced fund has the risk associated with stock investments, and the bond portion has the risks associated with bond investments.

MONEY MARKET FUNDS typically seek current income and a stable share price of $1.00 by investing in money market securities. Money market securities include commercial paper and short-term U.S. government securities, certificates of deposit, banker's acceptances and repurchase agreements. Some money market securities may be illiquid or restricted securities or purchased on a delayed-delivery or when-issued basis.

                   INVESTMENT SECURITIES, STRATEGIES AND RISKS

The different types of securities the underlying funds typically may invest in, the investment techniques they may use and the risks normally associated with these investments are discussed below. Not all investments that may be made by underlying funds are currently known. Each portfolio also may invest in securities other than fund shares, such as stocks, bonds and money market securities, and engage in certain investment techniques. Not all securities or techniques discussed below are eligible investments for each portfolio. A portfolio will make investments that are intended to help achieve its investment objective.

Asset Allocation is a strategy of investing specific percentages of a portfolio in various asset classes. The Growth Portfolio and Balanced Portfolio follow asset allocation strategies and their target allocations and allocation flexibility are set forth in the prospectus. During neutral market conditions, the portfolios may tend to track their target allocations. At all times, the portfolios may utilize their allocation flexibility.

Asset Allocation is a strategy of investing specific percentages of a portfolio in various asset classes. The Growth Portfolio and Balanced Portfolio follow asset allocation strategies and their target allocations and allocation flexibility are set forth in the prospectus. During neutral market conditions, the portfolios may tend to allocate assets according to their target allocations. The portfolios also will allocate assets within the flexibility provided by their respective ranges.

ASSET-BACKED SECURITIES are securities that are backed by the loans or account receivables of an entity, such as a bank or credit card company. These securities are obligations that the issuer intends to repay using the assets backing them (once collected). Therefore, repayment may depend largely on the cash flows generated by the assets backing the securities. The rate of principal payments on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors. As a result, the yield on any asset-backed security is difficult to predict with precision, and actual yield to maturity may be more or less than the anticipated yield to maturity. Sometimes the credit support for asset-backed securities is limited to the underlying assets, but, in other cases, may be provided by a third party via a letter of credit or insurance guarantee.

BORROWING may subject a portfolio or underlying fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. A portfolio or underlying fund normally may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money. To avoid this, each portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. Each portfolio will not concentrate its investments in a particular industry or group of industries, unless its underlying fund investments are so concentrated.

DEBT SECURITIES are obligations issued by domestic and foreign entities, including governments and corporations, in order to raise money. They are basically "IOUs", but are commonly referred to as bonds or money market securities. These securities normally require the issuer to pay a fixed, variable or floating rate of interest on the amount of money borrowed (the "principal") until it is paid back upon maturity.

Debt securities experience price changes when interest rates change. Typically, longer-maturity bonds react to interest rate changes more severely than shorter-term bonds (all things being equal) but generally offer greater rate of interest. Variable and floating rate securities pay an interest rate, which is adjusted either periodically or at specific intervals or which floats continuously according to a formula or benchmark. Although these structures generally are intended to minimize the fluctuations in value that occur when interest rates rise and fall, some structures may be linked to a benchmark in such a way as to cause greater volatility to the security's value.

Some variable rate securities may be combined with a put or demand feature (variable rate demand securities) that entitles the holder to the right to demand repayment in full. While the demand feature is intended to reduce credit risks, it is not always unconditional, and may make the securities more difficult to sell quickly without losses. Corporate bonds are debt securities issued by corporations. Although a higher return is expected from corporate bonds, these securities, while subject to the same general risks as U.S. government securities, are subject to greater credit risk than U.S. government securities. Their prices may be affected by the perceived credit quality of the issuer.

Credit and liquidity supports may be employed by issuers to reduce the credit risk of their securities. Credit supports include letters of credit, insurance and guarantees provided by foreign and domestic entities. Liquidity supports include puts and demand features. Most of these arrangements move the credit risk of an investment from the issuer of the security to the support provider. Changes in the credit quality of a support provider could cause losses to a portfolio or fund, and affect its share price.

Each portfolio and underlying fund may invest in investment-grade securities are medium- and high-quality securities, although some still possess varying degrees of speculative characteristics and risks. Debt securities rated below investment grade are riskier, but may offer higher yields. These securities are sometimes referred to as "junk bonds." The market for these securities has historically been less liquid than for investment grade securities.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, a portfolio or fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the purchaser until the security is delivered. A portfolio will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When a portfolio or underlying fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the portfolio or underlying fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. Each portfolio is a series of an open-end investment management company. Each portfolio is a diversified mutual fund.

EMERGING OR DEVELOPING MARKETS exist in countries that are considered to be in the initial stages of industrialization. The risks of investing in these markets are similar to the risks of international investing in general, although the risks are greater in emerging and developing markets. Countries with emerging or developing securities markets tend to have economic structures that are less stable than countries with developed securities markets. This is because their economies may be based on only a few industries and their securities markets may trade a small number of securities. Prices on these exchanges tend to be volatile, and securities in these countries historically have offered greater potential for gain (as well as loss) than securities of companies located in developed countries.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitles the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a portfolio or underlying fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the portfolios endeavor to achieve the most favorable overall results on portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of a portfolio or underlying fund containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of a portfolio or underlying fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause a portfolio to miss attractive investment opportunities. Losses to a portfolio or underlying fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the portfolio or underlying fund.

Investments in the securities of foreign issuers are usually made and held in foreign currencies. In addition, the portfolios or underlying funds may hold cash in foreign currencies. These investments may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may cause a portfolio to incur costs in connection with conversions between various currencies. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange market as well as by political and economic factors. Changes in the foreign currency exchange rates also may affect the value of dividends and interest earned, gains and losses realized on the sale of securities, and net investment income and gains, if any, to be distributed to shareholders by a portfolio.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union ("EMU"). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid or more expensive. All of these factors could affect the value of the portfolios' investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the portfolios, it is not possible to know precisely what impact the conversion will have on the portfolios, if any, nor is it possible to eliminate the risks completely.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS involve the purchase or sale of foreign currency at an established exchange rate, but with payment and delivery at a specified future time. Many foreign securities markets do not settle trades within a time frame that would be considered customary in the U.S. stock market. Therefore, a portfolio or underlying fund may engage in forward foreign currency exchange contracts in order to secure exchange rates for portfolio securities purchased or sold, but waiting settlement. These transactions do not seek to eliminate any fluctuations in the underlying prices of the securities involved. Instead, the transactions simply establish a rate of exchange that can be expected when the portfolio or underlying fund settles its securities transactions in the future.

Underlying funds also may engage in forward foreign currency exchange contracts to protect the value of specific portfolio positions, which is called "position hedging." When engaging in position hedging, an underlying fund may enter into forward foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which portfolio securities are denominated (or against an increase in the value of currency for securities that the underlying fund expects to purchase).

Buying and selling foreign currency exchange contracts involve costs and may result in losses. The ability an underlying fund to engage in these transactions may be limited by tax considerations. Although these techniques tend to minimize the risk of loss due to decline in the value of the hedged currency, they tend to limit any potential gain that might result from an increase in the value of such currency. Transactions in these contracts involve certain other risks. Unanticipated fluctuations in currency prices may result in a poorer overall performance for the underlying funds than if they had not engaged in any such transactions. Moreover, there may be imperfect correlation between the underlying fund's holdings of securities denominated in a particular currency and forward contracts into which the underlying fund enters. Such imperfect correlation may cause an underlying fund to sustain losses, which will prevent it from achieving a complete hedge or expose it to risk of foreign exchange loss. Losses to an underlying fund will affect the performance of a portfolio.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. A portfolio may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Future Trading Commission (the "CFTC") licenses and regulates on foreign exchanges.

Each portfolio must maintain a small portion of its assets in cash to process shareholder transactions in and out of it to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance a portfolio may purchase futures contracts. Such transactions allow the portfolio's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. Also, the portfolios may purchase or sell futures contracts on a specified foreign currency to "fix" the price in U.S. dollars of the foreign security it has acquired or sold or expects to acquire or sell. The underlying funds may enter into futures contracts for these or these or other reasons.

When buying or selling futures contracts, a portfolio or underlying fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the portfolio or underlying fund upon termination of the futures contracts assuming all contractual obligations are satisfied. Each portfolio's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets. Because margin requirements are normally only a fraction of the amount of the futures contracts in a given transaction, futures trading can involve a great deal of leverage. In order to avoid this, each portfolio will segregate assets in a separate account in an amount equal to the notional value of its outstanding futures contracts.

While the portfolios intend to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause a portfolio or underlying fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the portfolio or underlying fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, portfolios and the underlying funds incur transaction costs (i.e. brokerage fees) when engaging in futures trading.

When interest rates are rising or securities prices are falling, the portfolios and the underlying funds may seek, through the sale of futures contracts, to offset a decline in the value of their current portfolio securities. When rates are falling or prices are rising, the portfolios and the underlying funds, through the purchase of futures contracts, may attempt to secure better rates or prices than might later be available in the market when they effect anticipated purchases.

Similarly, the portfolios and the underlying funds may sell futures contracts on a specified currency to protect against a decline in the value of that currency and their portfolio securities that are denominated in that currency. The portfolios and the underlying funds may purchase futures contracts on a foreign currency to fix the price in U.S. dollars of a security denominated in that currency that the portfolios and the underlying funds have acquired or expect to acquire.

Futures contracts normally require actual delivery or acquisition of an underlying security or cash value of an index on the expiration date of the contract. In most cases, however, the contractual obligation is fulfilled before the date of the contract by buying or selling, as the case may be, identical futures contracts. Such offsetting transactions terminate the original contracts and cancel the obligation to take or make delivery of the underlying securities or cash. There may not always be a liquid secondary market at the time a portfolio or underlying fund seeks to close out a futures position. If a portfolio or underlying fund is unable to close out its position and prices move adversely, the portfolio or underlying fund would have to continue to make daily cash payments to maintain its margin requirements. If the portfolio or underlying fund had insufficient cash to meet these requirements it may have to sell portfolio securities at a disadvantageous time or incur extra costs by borrowing the cash. Also, the portfolio or underlying fund may be required to make or take delivery and incur extra transaction costs buying or selling the underlying securities. The portfolios seek to reduce the risks associated with futures transactions by buying and selling futures contracts that are traded on national exchanges or for which there appears to be a liquid secondary market.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the portfolio or underlying fund has valued the instruments. The liquidity of investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

LENDING of portfolio securities is a common practice in the securities industry. A portfolio will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to mutual funds. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. Also, voting rights with respect to the loaned securities may pass with the lending of the securities. A portfolio may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily marked-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the portfolio may at any time call the loan and obtain the return of the securities loaned;
(3) the portfolio will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the portfolio.

MONEY MARKET SECURITIES are high-quality, short-term debt securities that may be issued by entities such as the U.S. government, corporations and financial institutions (like banks). Money market securities include commercial paper, certificates of deposit, banker's acceptances, notes and time deposits. Certificates of deposit are certificates issued against funds deposited in a banking institution for a specified period of time at a specified interest rate. Banker's acceptances are credit instruments evidencing a bank's obligation to pay a draft drawn on it by a customer.

These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity. Commercial paper consists of short-term, unsecured promissory notes issued to finance short-term credit needs.

Money market securities pay fixed, variable or floating rates of interest and are generally subject to credit and interest rate risks. The maturity date or price of and financial assets collateralizing a security may be structured in order to make it qualify as or act like a money market security. These securities may be subject to greater credit and interest rate risks than other money market securities because of their structure. Money market securities may be issued with puts or sold separately, sometimes called demand features or guarantees, which are agreements that allow the buyer to sell a security at a specified price and time to the seller or "put provider." When a portfolio or fund buys a put, losses could occur as a result of the costs of the put or if it exercises its rights under the put and the put provider does not perform as agreed. Standby commitments are types of puts.

MORTGAGE-BACKED SECURITIES represent an interest in an underlying pool of mortgages. Issuers of these securities include agencies and instrumentalities of the U.S. Government, such as the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association, and private entities, such as banks. The income paid on mortgage-backed securities depends upon the income received from the underlying pool of mortgages. Mortgage-backed securities include collateralized mortgage obligations, mortgage-backed bonds and stripped mortgage-backed securities. These securities are subject to interest rate risk, like other debt securities, in addition to prepayment and extension risk. Prepayments occur when the holder of an individual mortgage prepays the remaining principal before the mortgage's scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed securities are often subject to more rapid prepayment of principal than their stated maturity indicates. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of mortgage-backed securities. Prepayment rates are important because of their effect on the yield and price of the securities. Accelerated prepayments adversely impact yields for mortgage-backed securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not be fully amortized at the time the obligation is repaid. The opposite is true for mortgage-backed securities purchased at a discount. The portfolios may purchase mortgage-related securities at a premium or at a discount. When interest rates rise, extension risk increases and may affect the value of a portfolio or underlying fund. Principal and interest payments on the mortgage-related securities are guaranteed by the government to the extent described below. Such guarantees do not extend to the value or yield of the mortgage-related securities themselves or of a portfolio's shares.

OPTIONS CONTRACTS generally provide the right to buy or sell a security, commodity, futures contract or foreign currency in exchange for an agreed upon price. If the right is not exercised after a specified period, the option expires and the option buyer forfeits the money paid to the option seller.

A call option gives the buyer the right to buy a specified number of shares of a security at a fixed price on or before a specified date in the future. For this right, the call option buyer pays the call option seller, commonly called the call option writer, a fee called a premium. Call option buyers are usually anticipating that the price of the underlying security will rise above the price fixed with the call writer, thereby allowing them to profit. If the price of the underlying security does not rise, the call option buyer's losses are limited to the premium paid to the call option writer. For call option writers, a rise in the price of the underlying security will be offset by the premium received from the call option buyer. If the call option writer does not own the underlying security, however, the losses that may ensue if the price rises could be potentially unlimited. If the call option writer owns the underlying security or commodity, this is called writing a covered call. All call options written by the portfolios will be covered, which means that the portfolios will own the securities subject to the option so long as the option is outstanding.

A put option is the opposite of a call option. It gives the buyer the right to sell a specified number of shares of a security at a fixed price on or before a specified date in the future. Put option buyers are usually anticipating a decline in the price of the underlying security, and wish to offset those losses when selling the security at a later date. All put options the portfolios write will be covered, which means that the portfolio will deposit with its custodian cash, U.S. government securities or other high-grade debt securities (i.e., securities rated in one of the top three categories by Moody's Investor Service ("Moody's") or Standard & Poor's ("S&P") or, if unrated, determined by the Funds' Investment Manager to be of comparable credit quality) with a value at least equal to the exercise price of the put option. The purpose of writing such options is to generate additional income for the portfolios. However, in return for the option premium, the portfolios accept the risk that they may be required to purchase the underlying securities at a price in excess of the securities market value at the time of purchase.

The portfolios and underlying funds may purchase and write put and call options on any securities in which they may invest or any securities index based on securities in which they may invest. The portfolios or underlying funds may purchase and write such options on securities that are listed on domestic or foreign securities exchanges or traded in the over-the-counter market. Like futures contracts, option contracts are rarely exercised. Option buyers usually sell the option before it expires. Option writers may terminate their obligations under a written call or put option by purchasing an option identical to the one it has written. Such purchases are referred to as "closing purchase transactions." The portfolios and underlying funds may enter into closing sale transactions in order to realize gains or minimize losses on options they have purchased or wrote.

An exchange-traded currency option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the portfolios generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular option or at any particular time. If a portfolio or underlying fund is unable to effect a closing purchase transaction with respect to options it has written, it will not be able to sell the underlying securities or dispose of assets held in a segregated account until the options expire or are exercised. Similarly, if a portfolio or underlying fund is unable to effect a closing sale transaction with respect to options it has purchased, it would have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

Reasons for the absence of a liquid secondary market on an exchange include the following: (1) there may be insufficient trading interest in certain options;
(2) an exchange may impose restrictions on opening transactions or closing transactions or both; (3) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (4) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (5) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (6) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, the portfolios will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to a formula the staff of the SEC approves.

Additional risks are involved with options trading because of the low margin deposits required and the extremely high degree of leverage that may be involved in options trading. There may be imperfect correlation between the change in market value of the securities held by a portfolio or underlying fund and the prices of the options, possible lack of a liquid secondary markets, and the resulting inability to close such positions prior to their maturity dates.

Each portfolio may write or purchase an option only when the market value of that option, when aggregated with the market value of all other options transactions made on behalf of the portfolio, does not exceed 5% of its net assets.

OTHER SECURITIES may be held by a portfolio under certain circumstances. For example, an underlying fund could make payment of a redemption by a portfolio wholly, or in part, by a distribution in-kind of securities from its portfolio instead of in cash. In such a case, the portfolio may hold the securities distributed until the investment adviser determines that it is appropriate to sell them.

REPURCHASE AGREEMENTS. Repurchase agreements involve a Fund buying securities (usually U.S. Government securities) from a seller and simultaneously agreeing to sell them back at an agreed-upon price (usually higher) and time. There are risks that losses will result if the seller does not perform as agreed.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, a portfolio, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent a portfolio invests in restricted securities that are deemed liquid, its general level of illiquidity or underlying fund may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SMALL-CAP STOCKS are common stocks issued by U.S. operating companies with market capitalizations that place them at the lower of the total U.S market. Historically, small-cap stocks have been riskier than stocks issued by large- or mid-cap companies for a variety of reasons. Small-cap companies may have less certain growth prospects and are typically less diversified and less able to withstand changing economic conditions than larger capitalized companies. Small-cap companies also may have more limited product lines, markets or financial resources than companies with larger capitalizations, and may be more dependent on a relatively small management group. In addition, small-cap companies may not be well known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. Most small-cap company stocks pay low or no dividends.

These factors and others may cause sharp changes in the value of a small-cap company's stock, and even cause some small-cap companies to fail. Additionally, small-cap stocks may not be as broadly traded as large- or mid-cap stocks, and a portfolio's or underlying fund's position in securities of such companies may be substantial in relation to the market for such securities. Accordingly, it may be difficult for a portfolio or fund to dispose of securities of these small-cap companies at prevailing market prices in order to meet redemptions. This lower degree of liquidity can adversely affect the value of these securities. For these reasons and others, the value of a portfolio's or underlying fund's investments in small-cap stocks is expected to be more volatile than other types of investments, including other types of stock investments. While small-cap stocks are generally considered to offer greater growth opportunities for investors, they involve greater risks and the share price of a portfolio or underlying fund that invests in small-cap stocks may change sharply during the short term and long term.

SWAP AGREEMENTS are an exchange of one security for another. A swap may be entered into in order to help a portfolio or underlying fund track an index, or to change its maturity, to protect its value from changes in interest rates or to expose it to a different security or market. These agreements are subject to the risk that the counterparty will not fulfill its obligations. The risk of loss in a swap agreement can be substantial due to the degree of leverage that can be involved. In order to help minimize this risk, a portfolio will segregate appropriate assets as necessary.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S. government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed-income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the portfolios and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the portfolios' and their service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the portfolios could be material. The portfolios' investment adviser is taking steps to minimize the risks of year 2000 for the portfolios, including seeking assurances from the portfolios' service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the portfolios, however, minimizing year 2000 risk for the portfolios is a priority of the investment adviser.

The investment adviser generally attempts to take into account all material information about the underlying funds, including the extent to which they have prepared or are preparing for the Year 2000 problem. The degree to which the investment adviser inquires into an underlying fund's Year 2000 preparedness falls within the discretion of the particular representatives of credit/investment research and portfolio management involved and generally depends on various factors, including the size of a portfolio's holdings in the underlying fund and the investment adviser's assessment of the significance of the Year 2000 problem to the underlying fund. Underlying funds that represent a significant portion of a portfolio's holdings or for which the Year 2000 problem is seen as posing the most material risks generally receive the greatest scrutiny, while underlying funds at the other end of the continuum receive lesser (if any) scrutiny.

The investment adviser obtains information about underlying fund's Year 2000 preparedness from underlying funds, reports filed with the SEC, rating agencies, securities analysts and various publications. The investment adviser generally is not in a position to verify and cannot guarantee the completeness or accuracy of this information.

Information regarding underlying funds' Year 2000 preparedness may be of limited usefulness in many important respects. Some underlying funds may not file reports with the SEC and may not have made meaningful disclosure about Year 2000 preparedness. Disclosure by underlying funds that do file reports with the SEC has varied in level of detail, may be qualified without providing sufficient information to assess the significance of the qualifications, and may convey the magnitude of possible problems but not the probability of their occurrence.

Altogether, these constraints limit the investment adviser's ability to form an accurate, independent judgment of underlying fund Year 2000 preparedness and may require the investment adviser to rely on publicly-available assessments made by underlying funds and others. These assessments may prove incorrect. Accordingly, the investment adviser's assessment of any underlying fund's Year 2000 preparedness does not assure that the underlying fund is or will be Year 2000 compliant or that Year 2000 related problems will not result in a material adverse effect on the underlying fund's business and, correspondingly, on a portfolio.

                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF EACH PORTFOLIO'S SHAREHOLDERS.

EACH OF THE GROWTH PORTFOLIO, BALANCED PORTFOLIO AND SMALL CAP PORTFOLIO MAY
NOT:

1) Purchase securities of any issuer unless consistent with the maintenance of its status as a diversified company under the 1940 Act.

2) Concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, or the rules or regulations thereunder.

3) Purchase or sell commodities, commodities contracts or real estate, lend or borrow money, issue senior securities, underwrite securities, or pledge, mortgage or hypothecate any of its assets, except as permitted by the 1940 Act or the rules or regulations thereunder.

THE FOLLOWING DESCRIPTIONS MAY ASSIST INVESTORS IN UNDERSTANDING THE ABOVE FUNDAMENTAL POLICIES AND RESTRICTIONS.

Diversification. Under the 1940 Act, a diversified investment management company, with respect to 75% of its total assets, may not purchase securities (other than U.S. government securities or securities of other investment companies) if, as a result, more than 5% of its total assets would be invested in the securities of such issuer or it would own more than 10% of such issuer's outstanding voting securities.

Borrowing. The 1940 Act presently restricts an investment management company from borrowing (including pledging, mortgaging or hypothecating assets) in excess of 33 1/3% of its total assets (not including temporary borrowings not in excess of 5% of its total assets).

Lending. Under the 1940 Act, an investment management company may make loans only if expressly permitted by its investment policies.

Concentration. The Securities and Exchange Commission presently defines concentration as investing 25% or more of an investment company's total assets in an industry or group of industries, with certain exceptions.

THE INTERNATIONAL PORTFOLIO MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except the portfolio will invest 25% or more of its total assets in other investment companies).

3) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the portfolio may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts.

4) Lend money to any person, except that the portfolio may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

5) Borrow money or issue senior securities, except that the portfolio may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the portfolio will not purchase securities while borrowings represent more than 5% of its total assets.

6) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the portfolio may do so with respect to no more than one-third of the value of its total assets.

7) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.


THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR EACH PORTFOLIO.

EACH PORTFOLIO MAY NOT:

1) Invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

2) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the Trust or the investment adviser individually own beneficially more than 1/2 of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

3) Invest for the purpose of exercising control or management of another issuer.

4) Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.

5) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

6) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by a portfolio in units or attached to other securities are deemed to be without value.

7) Purchase puts, calls, straddles, spreads or any combination thereof, if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of its net assets.

8)       Make short sales, except for short sales against the box.

9) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

10) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

Except with respect to investments in futures and options contracts and illiquid securities, later changes in values do not require a portfolio to sell the investment even if it could not then make the same investment.

                          MANAGEMENT OF THE PORTFOLIOS

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), are as follows:

                            POSITION(S) WITH            PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH          THE TRUST
------------------------------------------------------------------------------------------------
CHARLES R. SCHWAB*          Chairman and Trustee        Chairman, Co-Chief Executive Officer and
July 29, 1937                                           Director, The Charles Schwab
                                                        Corporation; Chairman, Chief Executive
                                                        Officer and Director, Charles Schwab
                                                        Holdings, Inc.; Chairman and Director,
                                                        Charles Schwab & Co., Inc., Charles
                                                        Schwab Investment Management, Inc., The
                                                        Charles Schwab Trust Company and Schwab
                                                        Retirement Plan Services, Inc.; Chairman
                                                        and Director (current board positions),
                                                        and Chairman (officer position) until
                                                        December 1995, Mayer & Schweitzer, Inc.
                                                        (a securities brokerage subsidiary of
                                                        The Charles Schwab Corporation);
                                                        Director, The Gap, Inc. (a clothing
                                                        retailer), Transamerica Corporation (a
                                                        financial services organization),
                                                        AirTouch Communications (a
                                                        telecommunications company) and Siebel
                                                        Systems (a software company).

STEVEN L. SCHEID*           President and Trustee       Executive Vice President and Chief
June 28, 1953                                           Financial Officer, The Charles Schwab
                                                        Corporation; Enterprise President -
                                                        Financial Products and Services and
                                                        Chief Financial Officer, Charles Schwab
                                                        & Co., Inc.; Chief Executive Officer,
                                                        Chief Financial Officer and Director,
                                                        Charles Schwab Investment Management,
                                                        Inc. From 1994 to 1996, Mr. Scheid was
                                                        Executive


--------

* This trustee is an "interested person" of the trusts.

                                                        Vice President of Finance for First
                                                        Interstate Bancorp and Principal
                                                        Financial Officer from 1995 to 1996.
                                                        Prior to 1994, Mr. Scheid was Chief
                                                        Financial Officer, First Interstate Bank
                                                        of Texas.

DONALD F. DORWARD           Trustee                     Executive Vice President and Managing
September 23, 1931                                      Director, Grey Advertising. From 1990 to
                                                        1996, Mr. Dorward was President and
                                                        Chief Executive Officer, Dorward &
                                                        Associates (advertising and
                                                        marketing/consulting firm).

ROBERT G. HOLMES            Trustee                     Chairman, Chief Executive Officer and
May 15, 1931                                            Director, Semloh Financial, Inc.
                                                        (international financial services and
                                                        investment advisory firm).

DONALD R. STEPHENS          Trustee                     Managing Partner, D.R. Stephens &
June 28, 1938                                           Company (investments) and Chairman and
                                                        Chief Executive Officer of North
                                                        American Trust (real estate investment
                                                        trust).

MICHAEL W. WILSEY           Trustee                     Chairman, Chief Executive Officer and
August 18, 1943                                         Director, Wilsey Bennett, Inc. (truck
                                                        and air transportation, real estate
                                                        investment, management and investments).

TAI-CHIN TUNG               Treasurer and Principal     Vice President, Treasurer and
March 7, 1951                                           Controller, Financial Officer Charles
                                                        Schwab Investment Management, Inc. From
                                                        1994 to 1996, Ms. Tung was Controller
                                                        for Robertson Stephens Investment
                                                        Management, Inc. From 1993 to 1994, she
                                                        was Vice President of Fund Accounting,
                                                        Capital Research and Management Co.

WILLIAM J. KLIPP*           Executive Vice              Executive Vice President, SchwabFunds(R),
December 9, 1955            President, Chief            Charles Schwab & Co., Inc.; President and Chief
                            Operating Officer and       Operating Officer, Charles Schwab Investment
                            Trustee                     Management, Inc.


--------

* This trustee is an "interested person" of the trusts.

STEPHEN B. WARD             Senior Vice President       Senior Vice President and Chief Investment
April 5, 1955               and Chief Investment        Officer, Charles Schwab Investment Management,
                            Officer                     Inc.

FRANCES COLE                Secretary                   Senior Vice President, Chief Counsel and
September 9, 1955                                       Assistant Corporate Secretary, Charles Schwab
                                                        Investment Management, Inc.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

Each portfolio is overseen by a board of trustees. The board of trustees meets regularly to review each portfolio's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the portfolio's shareholders. The following table provides information as of October 31, 1998, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 38 funds as of October 31, 1998.

                                                                                   Pension or             ($)
                                            ($)                                    Retirement            Total
 Name of Trustee                  Aggregate Compensation                        Benefits Accrued   Compensation from
                                         from the                               as Part of Fund      Fund Complex
                                                                                    Expenses
                     ----------------------------------------------------
                     Growth       Balanced     Small Cap    International
                     Portfolio    Portfolio    Portfolio    Portfolio
-------------------  ------------ ------------ ------------ ------------- ------------------ -------------------
Charles R. Schwab    0            0            0            0                    N/A                0
Tom D. Seip 1        0            0            0            0                    N/A                0
Steven L. Scheid 2   0            0            0            0                    N/A                0
William J. Klipp,    0            0            0            0                    N/A                0
Donald F. Dorward    1,630        1,482        1,705        2,262                N/A                99,050
Robert G. Holmes     1,630        1,482        1,705        2,262                N/A                99,050
Donald R. Stephens   1,630        1,482        1,705        2,262                N/A                99,050
Michael W. Wilsey    1,630        1,482        1,705        2,262                N/A                99,050

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 12, 1999, the officers and trustees of the portfolios, except International Portfolio, as a group owned of record or beneficially less than 1% of the outstanding voting securities of each portfolio. As of February 12, 1999, the officers and trustees of the International Portfolio as a group owned of record or beneficially approximately 2.7% of the outstanding voting securities of the portfolio.


------------

1  Effective May 15, 1998, Mr. Seip resigned as President and trustee.

2  Effective August 18, 1998, Mr. Scheid was elected as President and trustee.

                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco CA 94104, serves as the portfolios' investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement ("Advisory Agreement") between it and the trust. Charles Schwab & Co., Inc. ("Schwab") is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment adviser and Schwab.

The Schwab MarketManager Portfolios(TM) are actively managed by a team of dedicated investment professionals, led by portfolio managers, and supported by the Schwab Center for Investment Research.

For its advisory and administrative services to each portfolio the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the first $500 million of each portfolio's average daily net assets and 0.49% of net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal year ended October 31, 1998, and fiscal period November 8, 1996 (commencement of operations) to October 31, 1997, Growth Portfolio paid investment advisory fees of $471,000 (fees were reduced by $612,000) and $211,000 (fees were reduced by $499,000), respectively.

For the fiscal year ended October 31, 1998, and fiscal period November 8, 1996 (commencement of operations) to October 31, 1997, Balanced Portfolio paid investment advisory fees of $247,000 (fees were reduced by $361,000) and $23,000 (fees were reduced by $321,000), respectively.

For fiscal period ended October 31, 1998, and fiscal period September 16, 1997 (commencement of operations) to October 31, 1997, Small Cap Portfolio paid investment advisory fees of $534,000 (fees were reduced by $774,000) and $58,000 (fees were reduced by $124,000), respectively.

For fiscal year ended October 31, 1998, 1997 and for fiscal period October 16, 1996 (commencement of operations) to October 31, 1996, International Portfolio paid investment advisory fees of $233,000, (fees were reduced by $362,000), $147,000 (fees were reduced by $423,000) and $0 (fees were reduced by $17,000), respectively.

The investment adviser and Schwab have guaranteed that, through at least February 29, 2000, the total fund operating expenses (excluding interest, taxes and extraordinary expenses) for each portfolio will not exceed 0.50% of its average daily net assets.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the portfolios and is the trust's agent for the purpose of the continuous offering of the portfolios' shares. Each portfolio pays the cost of the prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the portfolios' prospectuses, financial reports and other informational literature about the portfolios. Schwab maintains the office space, equipment and personnel necessary to provide these services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from the portfolio, in the amount of 0.20% of each portfolio's average daily net assets.

Schwab currently receives remuneration from fund companies participating in its Mutual Fund OneSource(R) service equal to 0.25% to 0.35% per annum of assets invested in the MarketManager Portfolios. In light of this remuneration and compensation, Schwab guarantees, through at least December 31, 2001, to waive its transfer agent and shareholder service fees for the portfolios. After December 31, 2001, the guarantee may be terminated, modified or continued.

                          CUSTODIAN AND FUND ACCOUNTANT

Chase Manhattan Bank, 1 Pierrepont Plaza, Brooklyn, NY 11201, serves as custodian and SEI Fund Resources, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the portfolios.

The custodians are responsible for the daily safekeeping of securities and cash held or sold by the portfolios. The accountants maintain all books and records related to each fund's transactions.


                             INDEPENDENT ACCOUNTANT

The portfolios' independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements the funds and review certain regulatory reports and each portfolio's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the trusts engage it to do so. Their address is 333 Market Street, San Francisco, CA 94105. Each portfolio's audited financial statements for the fiscal year ended October 31, 1998, are included in the portfolios' annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the portfolio owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions. Although brokerage commissions are generally not paid on purchases or sales of mutual fund shares.

The Growth Portfolio's turnover rates for the fiscal year ended October 31, 1998 and for the fiscal period November 18, 1996 (commencement of operations) to fiscal year end October 31, 1997, were 384% and 192%, respectively.

The Balanced Portfolio's turnover rates for the fiscal year ended October 31, 1998 and for the fiscal period November 18, 1996 (commencement of operations) to fiscal year end October 31, 1997, were 353% and 171%, respectively.

The Small Cap Portfolio's turnover rates for the fiscal year ended October 31, 1998, and the period from September 1, 1997 (commencement of operations) to fiscal year ended October 31, 1997 were 166% and 10%, respectively.

The International Portfolio's turnover rates for the fiscal years ended October 31, 1998 and 1997, were 236% and 179%.

The higher portfolio turnover rates for the portfolios are attributed to a portfolio management strategy that includes both a component of funds that the portfolio managers intend to hold and a "tactical" position of funds strategically chosen for their growth potential. In addition, over the short or intermediate term during the first year of operation, a portfolio may have a higher portfolio turnover rate as a result of building its investment portfolio. The portfolios do not anticipate additional brokerage expenses due to these higher portfolio turnover rates.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for a portfolio, the investment adviser seeks to obtain best price and execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the portfolios primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the portfolios to determine the effect, if any, that the portfolios' transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the portfolios' investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The portfolios will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

In an attempt to obtain best execution for the portfolios, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The Board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 1998 and 1997, and for the period of October 16, 1996 (commencement of operations) to fiscal year ended October 31, 1996, the MarketManager International Portfolio paid brokerage commissions of $1,020, $0 and $0, respectively.

                            DESCRIPTION OF THE TRUST

Each portfolio, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by each portfolio or share class. Each portfolio's or class's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The portfolios may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the

Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations. There is a remote possibility that a fund could become liable for a misstatement in the prospectus or SAI about another fund.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                PURCHASING AND REDEEMING SHARES OF THE PORTFOLIOS

As long as the portfolios or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the portfolios' performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.

The portfolio's reserve the right to waive the early redemption fee for certain tax-advantaged retirement plans.

                                PRICING OF SHARES

In accordance with the 1940 Act, the underlying funds are valued at their respective net asset values as determined by those funds. The underlying funds that are money market funds may value their portfolio securities based on the value or amortized cost method. The other underlying funds value their portfolio securities based on market quotes if they are readily available. The investment adviser assigns fair values to the portfolios' other investments in good faith under board of trustees guidelines. The board of trustees regularly reviews these values. Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices.

Securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Foreign securities for which the closing values are not readily available are valued at fair value as determined in good faith pursuant to the board of trustees' guidelines.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the board of trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The board of trustees regularly reviews any fair values assigned to portfolio securities.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is each portfolio's policy to qualify for taxation as a "regulated investment company" ("RIC") by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). By qualifying as a RIC, each portfolio expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If a portfolio does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

A portfolio's transactions in futures contracts, forward, foreign currency exchange transactions may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a portfolio, defer its losses, cause adjustments in the holding periods of the portfolio's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the portfolio's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The portfolios will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the portfolios and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the portfolios' prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the portfolios. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a portfolio.

Any dividends declared by a portfolio in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gain distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gain distribution, be treated as a long-term capital loss. For corporate investors in the portfolios, dividend distributions the portfolios designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the portfolios were regular corporations. Distributions by a portfolio also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A portfolio will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the funds generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

Income that the portfolios receive from sources within various foreign countries may be subject to foreign income taxes withheld at the source. If a portfolio has at least 50% of its assets invested in foreign securities at the end of its taxable year, it may elect to "pass through" to its shareholders the ability to take either the foreign tax credit or the deduction for foreign taxes. Pursuant to this election, U.S. shareholders must include in gross income, even though not actually received, their respective pro rata share of foreign taxes, and may either deduct their pro rata share of foreign taxes (but not for alternative minimum tax purposes) or credit the tax against U.S. income taxes, subject to certain limitations described in Code sections 901 and 904 (but not both). A shareholder who does not itemize deductions may not claim a deduction for foreign taxes. It is expected that the portfolios will not have 50% of their assets invested in foreign securities at the close of their taxable years, and therefore will not be permitted to make this election. Also, to the extent a portfolio invests in an underlying fund that elects to pass through foreign taxes, the portfolio will not be able to pass through the taxes paid by the underlying fund. Each shareholder's respective pro rata share of foreign taxes the portfolio pays will, therefore, be netted against their share of the portfolio's gross income.

The portfolios may invest in a non-U.S. corporation that could be treated as a passive foreign investment company ("PFIC") or become a PFIC under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent the portfolios do invest in PFICs, they may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the portfolios may be required to distribute amounts in excess of realized income and gains. To the extent that the portfolios do invest in foreign securities that are determined to be PFIC securities and are required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to portfolios' shareholders. Therefore, the payment of this tax would reduce the portfolios' economic return from their PFIC shares, and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.

An underlying fund may invest in non-U.S. corporations, which would be treated as PFICs or become a PFIC. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent an underlying fund does invest in PFICs, it may elect to treat the PFIC as a "qualified electing fund" or mark-to-market its investments in PFICs annually. In either case, the underlying fund may be required to distribute amounts in excess of its realized income and gains. To the extent that the underlying fund itself is required to pay a tax on income or gain from investment in PFICs, the payment of this tax would reduce the portfolios' economic return.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a portfolio assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.

            Portfolio                        One Year Ended            From Commencement
  (Commencement of Operations)              October 31, 1998           of Operations to
                                                                       October 31, 1998
--------------------------------------------------------------------------------------------
MarketManager Portfolios
   Growth (11/18/96)                              3.87%                     10.79%
   Balanced (11/18/96)                            4.89%                     10.21%
   Small Cap (9/16/97)                         (11.84)%                   (11.14)%
   International (10/16/96)                       3.55%                      6.79%

A portfolio also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year end October 31, 1998.

Portfolio (Commencement of Operations)              Cumulative Total Return
--------------------------------------              -----------------------
   Growth (11/18/96)                                        22.16%
   Balanced (11/18/96)                                      20.92%
   Small Cap (9/16/97)                                     (12.46)%
   International (10/16/96)                                 14.38%

The performance of the portfolios may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices of investment performance, U.S. government obligations, bank certificates of deposit, the consumer price index, information provided by proprietary and non-proprietary research services and other investments for which reliable data is available.

The portfolios also may compare their historical performance figures to the performance of indices similar to their asset categories and sub-categories, and to the performance of "blended indices" similar to the portfolios' strategies.

The indices and asset categories for large company stocks is the S&P 500 Index; for small company stocks, the Ibbottson, the BARRA Small-Cap Index and the Russell 2000(R) Index; for foreign stocks, the MSCI-EAFE Index; and for bonds the Ibbottson and Lehman Aggregate Bond indices.

PROSPECTUS

February  28,  1999



SCHWAB
ANALYTICS FUND(R)





As with all mutual funds, the Securities and Exchange Commission (SEC) has not approved these securities or passed on whether the information in this prospectus is adequate and accurate. Anyone who indicates otherwise is committing a federal crime.


                                                                  SCHWABFUNDS(R)

ABOUT THE FUND


        Schwab Analytics Fund(R)

        ABOUT THE FUND

  4     Strategy

  5     Main Risks

  6     Performance

  6     Fund Fees and Expenses

  7     Financial Highlights

  8     Fund Management

        INVESTING IN THE FUND

 10     Buying Shares

 11     Selling/Exchanging Shares

 12     Transaction Policies

 13     Distributions and Taxes

The Schwab Analytics Fund(R) uses a strategy that is primarily QUANTITATIVE rather than one based on individual company research. This strategy employs a range of PROPRIETARY TECHNIQUES to select stocks, construct a portfolio and manage overall risk.

The fund uses software models to screen stocks, based on factors that historically have been associated with above-average performance. The fund also looks at indicators of how those who are closest to a given company -- analysts and company insiders --currently view the company's near-term prospects. Before making its actual investment decisions, the fund consults another technical model, this one designed to manage risk.

Taken together, these techniques are designed to complement each other in creating a portfolio with risk similar to that of the S&P 500(R) Index but with returns that are intended to be greater.

The fund is designed for long-term investors. Its performance will fluctuate over time and, as with all investments, future performance may differ from past performance.

SCHWAB ANALYTICS FUND(R)


TICKER SYMBOL: SWANX

GOAL

THE FUND SEEKS LONG-TERM CAPITAL GROWTH.


STRATEGY

TO PURSUE ITS GOAL, THE FUND INVESTS PRIMARILY IN U.S. STOCKS. Under normal circumstances, the fund expects to hold the common stocks of approximately 100 large- and mid-cap U.S. companies. The fund seeks to assemble a portfolio with long-term performance that will exceed that of the S&P 500(R) Index.

The portfolio managers monitor more than 1,300 companies that have market values of $500 million or more. Using a variety of quantitative techniques, the managers screen and rank these companies based on numerous factors. These include fundamental characteristics, such as a company's size and valuation and its history of earnings and dividends, as well as technical characteristics, such as its stock price movements. The rankings also take into account various analysts' earnings estimates and revisions, and also purchases and sales of the stock by corporate insiders.

Once the rankings are complete, the managers select the highest-ranked stocks (approximately 100) for inclusion in the fund's portfolio. The managers use a risk management model to construct a diversified portfolio with the goal of keeping the fund's volatility similar to that of the S&P 500. While the fund may include stocks that are outside the S&P 500 or weight its stock holdings differently from the index, it normally seeks to have the same industry weightings as the index.


RISK MANAGEMENT

The fund approaches risk management from the perspective of its benchmark, the S&P 500 Index. The S&P 500 includes the common stocks of 500 leading U.S. companies from a broad range of industries.

The fund's risk management model is designed to estimate how much return a given investment might produce compared to the benchmark and how much risk it might involve compared to the benchmark. The model is designed to help the fund invest for returns that exceed the S&P 500 while maintaining a risk profile that is very similar to that of the index.


                                4 ANALYTICS FUND

MAIN RISKS

STOCK MARKETS RISE AND FALL DAILY. As with any investment whose performance is tied to these markets, the value of your investment in the fund will fluctuate, which means that you could lose money.

MANY OF THE RISKS OF THIS FUND ARE ASSOCIATED WITH THE LARGE- AND MID-CAP SEGMENTS OF THE U.S. STOCK MARKET. While the fund is not an index fund, its management techniques are likely to result in performance that correlates with the S&P 500, during upturns as well as downturns. The fund can take only limited steps to reduce market exposure or to lessen the effects of a declining market.

MANY FACTORS CAN AFFECT STOCK MARKET PERFORMANCE. Political and economic news can influence market-wide trends; the outcome may be positive or negative, short term or long term. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stocks of one or more industries (for example, rising oil prices may lead to a decline in airline stocks).

The fund includes stocks from many different sectors of the economy, which reduces the impact of the performance of any given industry or stock. But whenever large- and mid-cap U.S. stocks fall behind other types of investments -- bonds or small-cap stocks, for instance -- the fund's performance also will lag these investments. In addition, because the values of mid-cap stocks may fluctuate more widely than those of large-cap stocks, the fund could be more volatile if it were to increase its holdings of mid-cap stocks.


This fund could be appropriate for long-term investors seeking a quantitative approach designed to outperform the S&P 500(R) Index.


OTHER RISK FACTORS

The fund's management model is based largely on past market behavior. To the extent that market dynamics shift over time, the model may fail to anticipate these shifts, which could affect the fund's ability to outperform its benchmark.

Although the fund's main risks are those associated with its stock investments, the fund uses other strategies that also may involve risks.

For example, futures contracts, which the fund uses to gain exposure to the stock market for its cash balances, could hurt the fund's performance if they don't perform as expected.

Additionally, the fund may actively buy and sell portfolio securities, which will increase its portfolio turnover rate and expenses, and increase the likelihood of capital gain distributions.


                                ANALYTICS FUND 5

PERFORMANCE

Below are a chart and a table showing the fund's performance, as well as data on an unmanaged market index. These figures assume that all distributions were reinvested. Keep in mind that future performance may differ from past performance, and that the index does not include any costs of investment.


ANNUAL TOTAL RETURNS (%) AS OF 12/31

                                 97          98
-------------------------------------------------
                                31.62       28.03
-------------------------------------------------

BEST QUARTER: 23.09% Q4 1998

WORST QUARTER: -10.79% Q3 1998


AVERAGE ANNUAL TOTAL RETURNS (%) AS OF 12/31/98

                                             SINCE
                           1 YEAR        INCEPTION
-----------------------------------------------------
Fund                        28.03            29.64 1

S&P500(R) Index             28.58            29.62 2

 1  Inception: 7/1/96.

 2  From: 7/1/96.


FUND FEES AND EXPENSES

The following table describes what you could expect to pay as a fund investor. "Shareholder fees" are one-time expenses charged to you directly by the fund. "Annual operating expenses" are paid out of fund assets, so their effect is included in total return.


FEE TABLE (%)

SHAREHOLDER FEES
---------------------------------------------------------------
                                                          None

ANNUAL OPERATING EXPENSES (% of average net assets)
---------------------------------------------------------------
Management fees*                                          0.54

Distribution (12b-1) fees                                 None

Other Expenses                                            0.38
                                                          ----

Total annual operating expenses                           0.92

EXPENSE REDUCTION                                        (0.17)
                                                          ----
NET OPERATING EXPENSES**                                  0.75
                                                          ----

*  Reflects current fees.
** Guaranteed by Schwab and the investment adviser through 2/29/00.


EXPENSES ON A $10,000 INVESTMENT

Designed to help you compare expenses, this example uses the same assumptions as all mutual fund prospectuses: a $10,000 investment and 5% return each year. One-year figures are based on net operating expenses. The expenses would be the same whether you stayed in the fund or sold your shares at the end of each period. Your actual costs may be higher or lower.

  1 YEAR       3 YEARS        5 YEARS        10 YEARS
-------------------------------------------------------
   $77          $273            $490          $1,113

The performance information above shows you how performance has varied from year to year and how it averages out over time.


                                6 ANALYTICS FUND

FINANCIAL HIGHLIGHTS

This section provides further details about the fund's recent financial history. "Total return" shows the percentage that an investor in the fund would have earned or lost during a given period, assuming all distributions were reinvested. The fund's independent accountants, PricewaterhouseCoopers LLP, audited these figures. Their full report is included in the fund's annual report (see back cover).

-------------------------------------------------------------------------------------------------
                                                                 11/1/97 -  11/1/96 -  7/1/96 -
                                                                 10/31/98   10/31/97   10/31/96
-------------------------------------------------------------------------------------------------
PER-SHARE DATA ($)
-------------------------------------------------------------------------------------------------
Net asset value at beginning of period                             13.72      11.01      10.00
                                                                 --------------------------------
Income from investment operations:

   Net investment income                                            0.10       0.13       0.05

   Net realized and unrealized gain on investments                  2.20       2.79       0.96
                                                                 --------------------------------
   Total income from investment operations                          2.30       2.92       1.01

Less distributions:

   Dividends from net investment income                            (0.12)     (0.08)        --

   Distributions from realized gain on investments                 (1.33)     (0.13)        --
                                                                 --------------------------------
   Total distributions                                             (1.45)     (0.21)        --
                                                                 --------------------------------
NET ASSET VALUE AT END OF PERIOD                                   14.57      13.72      11.01
                                                                 ================================
Total return (%)                                                   18.37      26.83      10.10 1


RATIOS/SUPPLEMENTAL DATA (%)
-------------------------------------------------------------------------------------------------
Ratio of net operating expenses to average net assets               0.75       0.74       0.75 2

Expense reductions reflected in above ratio                         0.37       0.41       0.76 2

Ratio of net investment income to average net assets                0.70       1.04       1.41 2

Portfolio turnover rate                                              115        120         33

Net assets, end of period ($ x 1,000,000)                            192        150         98

 1  Not annualized.
 2  Annualized.

                                ANALYTICS FUND 7

FUND MANAGEMENT


The fund's investment adviser, Charles Schwab Investment Management, Inc., has more than $77 billion under management.


THE INVESTMENT ADVISER for the Schwab Analytics Fund(R) is Charles Schwab Investment Management, Inc., 101 Montgomery Street, San Francisco, CA 94104. Founded in 1989, the firm today serves as investment adviser for all of the SchwabFunds.(R) The firm manages assets for more than 3 million shareholder accounts. (All figures on this page are as of 10/31/98.)

As the investment adviser, the firm oversees the asset management and administration of the Schwab Analytics Fund. As compensation for these services, the firm receives a management fee from the fund. For the 12 months ended 10/31/98, these fees were 0.37%. This figure, which is expressed as a percentage of the fund's average daily net assets, represents the actual amount paid, including the effects of reductions. A portion of the management fee is used to pay the subadviser.

THE SUBADVISER is Symphony Asset Management, Inc., 555 California Street, San Francisco, CA 94104. Founded in 1994, Symphony is owned by BARRA, Inc., which was founded in 1975 and is a leading provider of analytical models. Symphony and its affiliate, Symphony Asset Management, LLC, currently have more than $2.7 billion under management.

GERI HOM, a vice president of the investment adviser, has overall responsibility for fund management. Prior to joining the firm in 1995, she worked for nearly 15 years in equity management.

PRAVEEN GOTTIPALLI handles the fund's day-to-day management and has been Director of Investment for the subadviser since 1994. Prior to this position, he was at BARRA, Inc. for nine years.


YEAR 2000 ISSUES

One issue with the potential to disrupt fund operations and affect performance is the inability of some computers to recognize the year 2000.

The investment adviser is taking steps to enable its systems to handle this issue. The investment adviser also is seeking assurances that its service providers and business partners are taking similar steps as well. However, it is impossible to know in advance exactly how this issue will affect fund administration, fund performance or securities markets in general.


                               8 FUND MANAGEMENT

INVESTING IN THE FUND

As a SchwabFunds(R) investor, you have a number of WAYS TO DO BUSINESS with us.

On the following pages, you will find information on buying, selling and exchanging shares using the method that is most convenient for you. You also will see how to choose a distribution option for your investment. Helpful information on taxes is included as well.


                             INVESTING IN THE FUND 9

BUYING SHARES

Shares of the fund may be purchased through a Schwab brokerage account or through certain third-party investment providers, such as other financial institutions, investment professionals and workplace retirement plans.

The information on these pages outlines how Schwab brokerage account investors can place "good orders" to buy, sell and exchange shares of the funds. If you are investing through a third-party investment provider, some of the instructions, minimums and policies may be different. Some investment providers may charge transaction or other fees. Contact your investment provider for more information.

SCHWAB ACCOUNTS

Different types of Schwab brokerage accounts are available, with varying account opening and balance requirements. Some Schwab brokerage account features can work in tandem with features offered by the fund.

For example, when you sell shares in a fund, the proceeds automatically are paid to your Schwab brokerage account. From your account, you can use features such as MoneyLink, which lets you move money between your brokerage accounts and bank accounts, and Automatic Investment Plan (AIP), which lets you set up periodic investments.

For more information on Schwab brokerage accounts, call 800-435-4000 or visit the Schwab web site at www.schwab.com.


STEP 1

DECIDE HOW MUCH YOU WANT TO INVEST.

MINIMUM INITIAL INVESTMENT   MINIMUM ADDITIONAL INVESTMENTS   MINIMUM BALANCE
--------------------------------------------------------------------------------------
$1,000                       $100                             $500
($500 for retirement and                                      ($250 for retirement and
custodial accounts)                                           custodial accounts)

STEP 2

CHOOSE AN OPTION FOR FUND DISTRIBUTIONS. The three options are described below. If you don't indicate a choice, you will receive the first option.

OPTION                FEATURES
--------------------------------------------------------------------------------
Reinvestment          All dividends and capital gain distributions are invested
                      automatically in shares of your fund.

Cash/reinvestment     You receive payment for dividends, while any capital gain
mix                   distributions are invested in shares of your fund.

Cash You receive payment for all dividends and capital gain distributions.

STEP 3

PLACE YOUR ORDER. Use any of the methods described at right. Make checks payable to Charles Schwab & Co., Inc.


                            10 INVESTING IN THE FUND

SELLING/EXCHANGING SHARES


Use any of the methods described below to sell shares of the fund.

When selling or exchanging shares, please be aware of the following policies:

- A fund may take up to seven days to pay sale proceeds.

- If you are selling shares that were recently purchased by check, the proceeds may be delayed until the check for purchase clears; this may take up to 15 days from the date of purchase.

- Exchange orders must meet the minimum investment and other requirements for the fund and, if applicable, the share class into which you are exchanging.

- You will need to obtain and read the prospectus for the fund into which you are exchanging prior to placing your order.


METHODS FOR PLACING ORDERS

PHONE

Call 800-435-4000, day or night (for TDD service, call 800-345-2550).

INTERNET

www.schwab.com/schwabfunds

SCHWABLINK

Investment professionals should follow the transaction instructions in the SchwabLink manual; for technical assistance, call 800-367-5198.

MAIL

Write to SchwabFunds at:
101 Montgomery Street, San Francisco, CA 94104

When selling or exchanging shares, be sure to include the signature of at least one of the persons whose name is on the account.

IN PERSON

Visit the nearest Charles Schwab branch office.


WHEN PLACING ORDERS

With every order to buy, sell or exchange shares, you will need to include the following information:

- Your name

- Your account number (for SchwabLink transactions, include the master account and subaccount numbers)

- The name of the fund whose shares you want to buy or sell

- The dollar amount or number of shares you would like to buy, sell or exchange

- For exchanges, the name of the fund into which you want to exchange and the distribution option you prefer

- When selling shares, how you would like to receive the proceeds

Please note that orders to buy, sell or exchange become irrevocable at the time you mail them.


                            INVESTING IN THE FUND 11

TRANSACTION POLICIES


THE FUND IS OPEN FOR BUSINESS EACH DAY THAT THE NEW YORK STOCK EXCHANGE (NYSE) IS OPEN. The fund calculates its share prices each business day, after the close of the NYSE (generally 4 p.m. Eastern time). The fund's share price is its net asset value per share, or NAV, which is the fund's net assets divided by the number of its shares outstanding. Orders to buy, sell or exchange shares that are received in good order prior to the close of the fund will be executed at the next share price calculated that day.

In valuing its securities, the fund uses market quotes if they are readily available. In cases where quotes are not readily available, the fund may value securities based on fair values developed using methods approved by the fund's Board of Trustees.

THE FUND AND SCHWAB RESERVE CERTAIN RIGHTS, including the following:

- To automatically redeem your shares if the account they are held in is closed for any reason or your balance falls below the minimum for the fund as a result of selling or exchanging your shares

- To modify or terminate the exchange privilege upon 60 days' written notice to shareholders

- To refuse any purchase or exchange order, including those that appear to be associated with short-term trading activities

- To change or waive the fund's investment minimums

- To suspend the right to sell shares back to the fund, and delay sending proceeds, during times when trading on the NYSE is restricted or halted, or otherwise as permitted by the SEC

- To withdraw or suspend any part of the offering made by this prospectus


                            12 INVESTING IN THE FUND

DISTRIBUTIONS AND TAXES


ANY INVESTMENT IN THE FUND TYPICALLY INVOLVES SEVERAL TAX CONSIDERATIONS. The information below is meant as a general summary for U.S. citizens and residents. Because each person's tax situation is different, you should consult your tax advisor about the tax implications of your investment in the fund. You also can visit the Internal Revenue Service (IRS) web site at www.irs.ustreas.gov.

AS A SHAREHOLDER, YOU ARE ENTITLED TO YOUR SHARE OF THE DIVIDENDS AND GAINS YOUR FUND EARNS. Every year, the fund distributes to its shareholders substantially all of its net investment income and net capital gains, if any. These distributions typically are paid in December to all shareholders of record.

UNLESS YOU ARE INVESTING THROUGH A TAX-DEFERRED OR ROTH RETIREMENT ACCOUNT, YOUR FUND DISTRIBUTIONS GENERALLY HAVE TAX CONSEQUENCES. The fund's net investment income and short-term capital gains are distributed as dividends and are taxable as ordinary income. Other capital gain distributions are taxable as long-term capital gains, regardless of how long you have held your shares in the fund. Distributions generally are taxable in the tax year in which they are declared, whether you reinvest them or take them in cash.

GENERALLY, ANY SALE OF YOUR SHARES IS A TAXABLE EVENT. A sale may result in a capital gain or loss for you. The gain or loss generally will be treated as short term if you held the shares for 12 months or less, long term if you held the shares longer. For tax purposes, an exchange between funds is considered a sale.

AT THE BEGINNING OF EVERY YEAR, THE FUND PROVIDES SHAREHOLDERS WITH INFORMATION DETAILING THE TAX STATUS OF ANY DISTRIBUTIONS the fund paid during the previous calendar year. Schwab brokerage account customers also receive information on distributions and transactions in their monthly account statements.

SCHWAB BROKERAGE ACCOUNT CUSTOMERS WHO SELL FUND SHARES typically will receive a report that calculates their gain or loss using the "average cost" single-category method. This information is not reported to the IRS, and you still have the option of calculating gains or losses using any other methods permitted by the IRS.


MORE ON DISTRIBUTIONS


If you are investing through a taxable account and purchase shares of a fund just before it declares a distribution, you may receive a portion of your investment back as a taxable distribution. This is because when a fund makes a distribution, the share price is reduced by the amount of the distribution.

You can avoid "buying a dividend," as it is often called, by finding out if a distribution is imminent and waiting until afterwards to invest. Of course, you may decide that the opportunity to gain a few days of investment performance outweighs the tax consequences of buying a dividend.


                            INVESTING IN THE FUND 13

NOTES






                                    14 NOTES

SCHWAB

ANALYTICS FUND(R)


TO LEARN MORE

This prospectus contains important information on the fund and should be read and kept for reference. You also can obtain more information from the following sources.

SHAREHOLDER REPORTS, which are mailed to current fund investors, discuss recent performance and fund holdings.

The STATEMENT OF ADDITIONAL INFORMATION (SAI) includes a more detailed discussion of investment policies and the risks associated with various investments. The SAI is incorporated by reference into the prospectus, making it legally part of the prospectus.

You can obtain copies of these documents by contacting SchwabFunds(R) or the SEC. All materials from SchwabFunds are free; the SEC charges a duplicating fee. You also can review these materials in person at the SEC's Public Reference Room.

SchwabFunds

101 Montgomery Street
San Francisco, CA 94104
800-435-4000
WWW.SCHWAB.COM/SCHWABFUNDS

Securities and Exchange Commission

Washington, D.C. 20549-6009
800-SEC-0330 (Public Reference Section)
www.sec.gov

SEC FILE NUMBER

Schwab Analytics Fund            811-7704





                                                                      PROSPECTUS

                                                               February 28, 1999


                                                                  SCHWABFUNDS(R)

MKT3758FLT

                       STATEMENT OF ADDITIONAL INFORMATION

                            SCHWAB ANALYTICS FUND(R)

                                FEBRUARY 28, 1999

The Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the fund's prospectus dated February 28, 1999 (as amended from time to time).

To obtain a copy of the prospectus, please contact SchwabFunds(R) at 800-435-4000, 24 hours a day, or write to the fund at 101 Montgomery Street, San Francisco, California 94104. For TDD service call 800-345-2550, 24 hours a day. The prospectus also may be available on the Internet at:
http://www.schwab.com/schwabfunds.

The fund's most recent annual report is a separate document supplied with the SAI and includes the fund's audited financial statements, which are incorporated by reference into this SAI.

The fund is a series of Schwab Capital Trust (the trust).

                                TABLE OF CONTENTS
                                                                         Page
                                                                         ----
INVESTMENT STRATEGIES, RISKS AND LIMITATIONS.............................   2
MANAGEMENT OF THE FUND...................................................   9
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES.....................   12
INVESTMENT ADVISORY AND OTHER SERVICES..................................   12
BROKERAGE ALLOCATION AND OTHER PRACTICES................................   14
DESCRIPTION OF THE TRUST................................................   15
PURCHASE, REDEMPTION AND PRICING OF SHARES..............................   16
TAXATION................................................................   17
CALCULATION OF PERFORMANCE DATA.........................................   18

                  INVESTMENT STRATEGIES, RISKS AND LIMITATIONS

The following investment strategies, risks and limitations supplement those set forth in the prospectus and may be changed without shareholder approval unless otherwise noted. Also, policies and limitations that state a maximum percentage of assets that may be invested in a security or other asset, or that set forth a quality standard, shall be measured immediately after and as a result of the fund's acquisition of such security or asset unless otherwise noted. Any subsequent change in values, net assets or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations. Not all investment securities or techniques discussed below are eligible investments for the fund. The fund will invest in securities or engage in techniques that are intended to help achieve its investment objective.
                              INVESTMENT OBJECTIVE

The fund's investment objective may be changed only by vote of a majority of its shareholders.

ANALYTICS FUND(R) seeks long-term capital growth.

                         INVESTMENT STRATEGIES AND RISKS

BORROWING may subject the fund to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The fund may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash.

CONCENTRATION means that substantial amounts of assets are invested in a particular industry or group of industries. Concentration increases investment exposure to industry risk. For example, the automobile industry may have a greater exposure to a single factor, such as an increase in the price of oil, which may adversely affect the sale of automobiles and, as a result, the value of the industry's securities. The fund will not concentrate its investments in a particular industry or group of industries, unless the S&P 500 index is so concentrated. This policy may be changed only by shareholders.

DELAYED-DELIVERY TRANSACTIONS include purchasing and selling securities on a delayed-delivery or when-issued basis. These transactions involve a commitment to buy or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security. When purchasing securities on a delayed-delivery basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Typically, no interest will accrue to the fund until the security is delivered. The fund will segregate appropriate liquid assets to cover its delayed-delivery purchase obligations. When the fund sells a security on a delayed-delivery basis, it does not participate in further gains or losses with respect to that security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could suffer losses.

DEPOSITARY RECEIPTS include American or European Depositary Receipts (ADRs or
EDRs), Global Depositary Receipts or Shares (GDRs or GSSs) or other similar global instruments that are receipts representing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. These securities are designed for U.S. and European securities markets as alternatives to purchasing underlying securities in their corresponding national markets and currencies. Depositary receipts can be sponsored or unsponsored. Sponsored depositary receipts are certificates in which a bank or financial institution participates with a custodian. Issuers of unsponsored depositary receipts are not contractually obligated to disclose material information in the United States. Therefore, there may not be a correlation between such information and the market value of an unsponsored depositary receipt.

DIVERSIFICATION involves investing in a wide range of securities and thereby spreading and reducing the risks of investment. The fund is a series of an open-end investment management company. The fund is a diversified mutual fund.

EQUITY SECURITIES represent ownership interests in a corporation, and are commonly called "stocks." Equity securities historically have outperformed most other securities, although their prices can fluctuate based on changes in a company's financial condition, market conditions and political, economic or even company-specific news. When a stock's price declines, its market value is lowered even though the intrinsic value of the company may not have changed. Sometimes factors, such as economic conditions or political events, affect the value of stocks of companies of the same or similar industry or group of industries, and may affect the entire stock market.

Types of equity securities include common stocks, preferred stocks, convertible securities and warrants. Common stocks, which are probably the most recognized type of equity security, usually entitle the owner to voting rights in the election of the corporation's directors and any other matters submitted to the corporation's shareholders for voting. Preferred stocks do not ordinarily carry voting rights or may carry limited voting rights, but normally have preference over the corporation's assets and earnings. For example, preferred stocks have preference over common stock in the payment of dividends. Preferred stocks also may pay specified dividends.

Convertible securities are typically preferred stock or bonds that are exchangeable for a specific number of another form of security (usually the issuer's common stock) at a specified price or ratio. A corporation may issue a convertible security that is subject to redemption after a specified date and usually under certain circumstances. A holder of a convertible security that is called for redemption would be required to tender it for redemption to the issuer, convert it to the underlying common stock or sell it to a third party. Convertible bonds typically pay a lower interest rate than nonconvertible bonds of the same quality and maturity, because of the convertible feature. This structure allows the holder of the convertible bond to participate in share price movements in the company's common stock. The actual return on a convertible bond may exceed its stated yield if the company's common stock appreciates in value and the option to convert to common shares becomes more valuable.

Convertible preferred stocks are nonvoting equity securities that pay a fixed dividend. These securities have a convertible feature similar to convertible bonds, however, they do not have a maturity date. Due to their fixed income features, convertible securities provide higher income potential than the issuer's common stock, but typically are more sensitive to interest rate changes than the underlying common stock. In the event of liquidation, bondholders have claims on company assets senior to those of stockholders; preferred stockholders have claims senior to those of common stockholders.

Convertible securities typically trade at prices above their conversion value, which is the current market value of the common stock received upon conversion, because of their higher yield potential than the underlying common stock. The difference between the conversion value and the price of a convertible security will vary depending on the value of the underlying common stock and interest rates. When the underlying value of the common stocks decline, the price of the issuer's convertible securities will tend not to fall as much because the convertible security's income potential will act as a price support. While the value of a convertible security also tends to rise when the underlying common stock value rises, it will not rise as much because their conversion value is more narrow. The value of convertible securities also is affected by changes in interest rates. For example, when interest rates fall, the value of convertible securities may rise because of their fixed income component.

Warrants are a type of security usually issued with bonds and preferred stock that entitle the holder to a proportionate amount of common stock at specified price for a specific period of time. The prices of warrants do not necessarily move parallel to the prices of the underlying common stock. Warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. If a warrant is not exercised within the specified time period, it will become worthless and a fund will lose the purchase price it paid for the warrant and the right to purchase the underlying security.

FOREIGN SECURITIES involve additional risks, including foreign currency exchange rate risks, because they are issued by foreign entities, including foreign governments, banks, corporations or because they are traded principally overseas. Foreign entities are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. corporations. In addition, there may be less publicly available information about foreign entities. Foreign economic, political and legal developments, as well as fluctuating foreign currency exchange rates and withholding taxes, could have more dramatic effects on the value of foreign securities. For example, conditions within and around foreign countries, such as the possibility of expropriation or confiscatory taxation, political or social instability, diplomatic developments, change of government or war could affect the value of foreign investments. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign securities typically have less volume and are generally less liquid and more volatile than securities of U.S. companies. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the fund endeavor to achieve the most favorable overall results on the fund's transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed companies than in the United States, thus increasing the risk of delayed settlements of the fund's transactions or loss of certificates for the fund's securities. There may be difficulties in obtaining or enforcing judgments against foreign issuers as well. These factors and others may increase the risks with respect to the liquidity of the fund's securities containing foreign investments, and its ability to meet a large number of shareholder redemption requests.

Foreign markets also have different clearance and settlement procedures and, in certain markets, there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the fund is uninvested and no return is earned thereon. The inability to make intended security purchases due to settlement problems could cause the fund to miss attractive investment opportunities. Losses to the fund arising out of the inability to fulfill a contract to sell such securities also could result in potential liability for the fund.

In addition to the risks discussed above, it is unforeseeable what risk, if any, may exist to investments as a result of the conversion of the 11 of the 15 Economic Union Member States from their respective local currency to the official currency of the Economic and Monetary Union ("EMU"). As of January 3, 1999, the euro became the official currency of the EMU, the rate of exchange was set between the euro and the currency of each converting country and the European Central Bank, all national central banks and all stock exchanges and depositories began pricing, trading and settling in euro even if the securities traded are not denominated in euro. Each securities transaction that requires converting to euro may involve rounding that could affect the value of the security converted. In addition, issuers of securities that require converting may experience increased costs as a result of the conversion, which may affect the value of their securities. It is possible that uncertainties related to the conversion will affect investor expectations and cause investments to shift from or to European countries, thereby making the European market less liquid and more expensive. All of these factors could affect the value of the fund's investments and/or increase its expenses. While the investment adviser has taken steps to minimize the impact of the conversion on the fund, it is not possible to know precisely what impact the conversion will have on the fund, if any, nor is it possible to eliminate the risks completely.

FUTURES CONTRACTS are securities that represent an agreement between two parties that obligates one party to buy and the other party to sell specific securities at an agreed-upon price on a stipulated future date. In the case of futures contracts relating to an index or otherwise not calling for physical delivery at the close of the transaction, the parties usually agree to deliver the final cash settlement price of the contract. The fund may purchase and sell futures contracts based on securities, securities indices and foreign currencies or any other futures contracts traded on U.S. exchanges or boards of trade that the Commodities Futures Trading Commission (CFTC) licenses and regulates on foreign exchanges.

The fund must maintain a small portion of its assets in cash to process shareholder transactions in and out of the fund and to pay its expenses. In order to reduce the effect this otherwise uninvested cash would have on its performance, a fund may purchase futures contracts. Such transactions allow the fund's cash balance to produce a return similar to that of the underlying security or index on which the futures contract is based. The fund does not intend to engage in speculative futures transactions.

When buying or selling futures contracts, a fund must place a deposit with its broker equal to a fraction of the contract amount. This amount is known as "initial margin" and must be in the form of liquid debt instruments, including cash, cash-equivalents and U.S. government securities. Subsequent payments to and from the broker, known as "variation margin" may be made daily, if necessary, as the value of the futures contracts fluctuate. This process is known as "marking-to-market." The margin amount will be returned to the fund upon termination of the futures contracts assuming all contractual obligations are satisfied. The fund's aggregate initial and variation margin payments required to establish its futures positions may not exceed 5% of its net assets.

While the fund intends to purchase and sell futures contracts in order to simulate full investment, there are risks associated with these transactions. Adverse market movements could cause the fund to experience substantial losses when buying and selling futures contracts. Of course, barring significant market distortions, similar results would have been expected if the fund had instead transacted in the underlying securities directly. There also is the risk of losing any margin payments held by a broker in the event of its bankruptcy. Additionally, the fund incurs transaction costs (i.e. brokerage fees) when engaging in futures trading.

ILLIQUID SECURITIES generally are any securities that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the fund has valued the instruments. The liquidity of the fund's investments is monitored under the supervision and direction of the board of trustees. Investments currently not considered liquid include repurchase agreements not maturing within seven days and certain restricted securities.

LENDING of portfolio securities is a common practice in the securities industry. A fund will engage in security lending arrangements with the primary objective of increasing its income through investment of the cash collateral in short-term, interest-bearing obligations, but will do so only to the extent that it will not lose the tax treatment available to regulated investment companies. Lending portfolio securities involve risks that the borrower may fail to return the securities or provide additional collateral. A fund may loan portfolio securities to qualified broker-dealers or other institutional investors provided: (1) the loan is secured continuously by collateral consisting of U.S. government securities, letters of credit, cash or cash equivalents maintained on a daily market-to-market basis in an amount at least equal to the current market value of the securities loaned; (2) the fund may at any time call the loan and obtain the return of the securities loaned; (3) the fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned will not at any time exceed one-third of the total assets of the fund.

REPURCHASE AGREEMENTS are instruments under which a buyer acquires ownership of certain securities (usually U.S. government securities) from a seller who agrees to repurchase the securities at a mutually agreed-upon time and price, thereby determining the yield during the buyer's holding period. Any repurchase agreements the fund enters into will involve the fund as the buyer and banks or broker-dealers as sellers. The period of repurchase agreements is usually short -- from overnight to one week, although the securities collateralizing a repurchase agreement may have longer maturity dates. Default by the seller might cause the fund to experience a loss or delay in the liquidation of the collateral securing the repurchase agreement. The fund also may incur disposition costs in liquidating the collateral. In the event of a bankruptcy or other default of a repurchase agreement's seller, a fund might incur expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying securities and loss of income. The fund will make payment under a repurchase agreement only upon physical delivery or evidence of book entry transfer of the collateral to the account of its custodian bank.

RESTRICTED SECURITIES are securities that are subject to legal restrictions on their sale. Restricted securities may be considered to be liquid if an institutional or other market exists for these securities. In making this determination, the fund, under the direction and supervision of the board of trustees, will take into account the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security and the number of potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). To the extent the fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the fund's portfolios may be increased if qualified institutional buyers become uninterested in purchasing these securities.

SECURITIES OF OTHER INVESTMENT COMPANIES may be purchased and sold by the fund, including those managed by its investment adviser. Because other investment companies employ investment advisers and other service providers, investments by the fund may cause shareholders to pay duplicative fees.

U.S. GOVERNMENT SECURITIES are issued by the U.S. Treasury or issued or guaranteed by the U.S. government or any of its agencies or instrumentalities. U.S. Treasury securities, include bills, notes and bonds, and are backed by the full faith and credit of the United States. Not all U.S. government securities are backed by the full faith and credit of the United States. Some U.S.

government securities are supported by a line of credit the issuing entity has with the U.S. Treasury. Others are supported solely by the credit of the issuing agency or instrumentality. There can be no assurance that the U.S. government will provide financial support to U.S. government securities of its agencies and instrumentalities if it is not obligated to do so under law. Of course U.S. government securities, including U.S. Treasury securities, are among the safest securities, however, not unlike other fixed income securities, they are still sensitive to interest rate changes, which will cause their yields to fluctuate.

YEAR 2000 presents uncertainties and possible risks to the smooth operations of the fund and the provision of services to shareholders. Many computer programs use only two digits to identify a specific year and therefore may not accurately recognize the upcoming change in the next century. If not corrected, many computer applications could fail or create erroneous results by or at year 2000. Due to the fund's and its service providers' dependence on computer technology to operate, the nature and impact of year 2000 processing failures on the fund could be material. The fund's investment adviser is taking steps to minimize the risks of year 2000 for the fund, including seeking assurances from the fund service providers that they are analyzing their systems, testing them for potential problems and remediating them to the extent possible. There can be no assurance that these steps will be sufficient to avoid any adverse impact on the fund, however, minimizing year 2000 risk for the fund is a priority of the investment adviser.

Because the fund applies quantitative analysis techniques as opposed to the fundamentals of an issuer, the investment adviser generally will not take into account the extent to which an issuer has prepared or is preparing for the year 2000 problem when managing the fund's portfolio. It is possible that the fund's portfolio and performance may be materially affected by an issuer's year 2000 related problems.


                             INVESTMENT LIMITATIONS

THE FOLLOWING INVESTMENT LIMITATIONS MAY BE CHANGED ONLY BY VOTE OF A MAJORITY OF THE FUND'S SHAREHOLDERS.

THE FUND MAY NOT:

1) As to 75% of its assets, purchase securities of any issuer (other than obligations of, or guaranteed by, the U.S. government, its agencies or instrumentalities or investments in other registered investment companies) if, as a result, more than 5% of the value of its total assets would be invested in the securities of such issuer.

2) Purchase securities (other than securities issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, as a result of such purchase, 25% or more of the value of its total assets would be invested in any industry (except that the fund may purchase securities under such circumstances only to the extent that the S&P 500(R) also is so concentrated).

3) Purchase or sell commodities, commodity contracts or real estate, including interests in real estate limited partnerships, provided that the fund may (1) purchase securities of companies that deal in real estate or interests therein, (2) purchase or sell futures contracts, options contracts, equity index participations and index participation contracts, and (3) purchase securities of companies that deal in precious metals or interests therein.

4) Lend money to any person, except that the fund may (1) purchase a portion of an issue of short-term debt securities or similar obligations (including repurchase agreements) that are distributed publicly or customarily purchased by institutional investors, and (2) lend its portfolio securities.

5) Borrow money or issue senior securities, except that the fund may borrow from banks as a temporary measure to satisfy redemption requests or for extraordinary or emergency purposes and then only in an amount not to exceed one-third of the value of its total assets (including the amount borrowed), provided that the fund will not purchase securities while borrowings represent more than 5% of its total assets.

6) Pledge, mortgage or hypothecate any of its assets, except that, to secure allowable borrowings, the fund may do so with respect to no more than one-third of the value of its total assets.

7) Underwrite securities issued by others, except to the extent it may be deemed to be an underwriter, under the federal securities laws, in connection with the disposition of securities from its investment portfolio.

THE FOLLOWING ARE NON-FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS FOR THE FUND.

THE FUND MAY NOT:

1) Purchase more than 10% of any class of securities of any issuer if, as a result of such purchase, it would own more than 10% of such issuer's outstanding voting securities. The definition of "securities" does not include cash and cash items (including receivables), government securities and the securities of other investment companies, including private investment companies and qualified purchaser funds.

2) Invest more than 5% of its net assets in warrants, valued at the lower of cost or market, and no more than 40% of this 5% may be invested in warrants that are not listed on the New York Stock Exchange or the American Stock Exchange, provided, however, that for purposes of this restriction, warrants acquired by the fund in units or attached to other securities are deemed to be without value.

3) Purchase puts, calls, straddles, spreads or any combination thereof if by reason of such purchase the value of its aggregate investment in such securities would exceed 5% of the fund's net assets.

4)       Make short sales, except for short sales against the box.

5) Purchase or sell interests in oil, gas or other mineral development programs or leases, although it may invest in companies that own or invest in such interests or leases.

6) Purchase securities on margin, except such short-term credits as may be necessary for the clearance of purchases and sales of securities.

7) Invest more than 10% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

8) Purchase or retain securities of an issuer if any of the officers, trustees or directors of the trust or the investment adviser individually own beneficially more than one-half of 1% of the securities of such issuer and together beneficially own more than 5% of the securities of such issuer.

9) Invest for the purpose of exercising control or management of another issuer.

Purchase securities of other investment companies, except as permitted by the 1940 Act, including any exemptive relief granted by the SEC.


                             MANAGEMENT OF THE FUND

The officers and trustees, their principal occupations during the past five years and their affiliations, if any, with The Charles Schwab Corporation, Charles Schwab & Co., Inc. (Schwab) and Charles Schwab Investment Management, Inc. (CSIM or the investment manager), are as follows:

                                        POSITION WITH             PRINCIPAL OCCUPATIONS & AFFILIATIONS
NAME/DATE OF BIRTH                      THE TRUST
-------------------------------------------------------------------------------------------------------


CHARLES R. SCHWAB*                      Chairman and             Chairman, Co-Chief Executive
July 29, 1937                           Trustee                  Officer and Director, The Charles
                                                                 Schwab Corporation; Chairman,
                                                                 Chief Executive Officer and
                                                                 Director, Charles Schwab Holdings,
                                                                 Inc.; Chairman and Director,
                                                                 Charles Schwab & Co., Inc.,
                                                                 Charles Schwab Investment
                                                                 Management, Inc., The Charles
                                                                 Schwab Trust Company and Schwab
                                                                 Retirement Plan Services, Inc.;
                                                                 Chairman and Director (current
                                                                 board positions), and Chairman
                                                                 (officer position) until December
                                                                 1995, Mayer & Schweitzer, Inc. (a
                                                                 securities brokerage subsidiary of
                                                                 The Charles Schwab Corporation);
                                                                 Director, The Gap, Inc. (a
                                                                 clothing retailer), Transamerica
                                                                 Corporation (a financial services
                                                                 organization), AirTouch
                                                                 Communications (a
                                                                 telecommunications company) and
                                                                 Siebel Systems (a software
                                                                 company).


STEVEN L. SCHEID*                       President and Trustee     Executive Vice President and Chief
June 28, 1953                                                     Financial Officer, The Charles
                                                                  Schwab Corporation; Enterprise
                                                                  President - Financial Products and
                                                                  Services and Chief Financial
                                                                  Officer, Charles Schwab & Co.,
                                                                  Inc.; Chief Executive Officer,
                                                                  Chief Financial Officer and
                                                                  Director,

*  This trustee is an "interested person" of the trust.

                                                                  Charles Schwab Investment
                                                                  Management, Inc. From
                                                                  1994 to 1996, Mr. Scheid was
                                                                  Executive Vice President of
                                                                  Finance for First Interstate
                                                                  Bancorp and Principal Financial
                                                                  Officer from 1995 to 1996. Prior
                                                                  to 1994, Mr. Scheid was Chief
                                                                  Financial Officer, First
                                                                  Interstate Bank of Texas.



DONALD F. DORWARD                       Trustee                   Executive Vice President and
September 23, 1931                                                Managing Director, Grey
                                                                  Advertising. From 1990 to 1996,
                                                                  Mr. Dorward was President and
                                                                  Chief Executive Officer, Dorward &
                                                                  Associates (advertising and
                                                                  marketing/consulting firm).



ROBERT G. HOLMES                        Trustee                   Chairman, Chief Executive Officer
May 15, 1931                                                      and Director, Semloh Financial,
                                                                  Inc. (international financial
                                                                  services and investment advisory
                                                                  firm).



DONALD R. STEPHENS                      Trustee                   Managing Partner, D.R. Stephens &
June 28, 1938                                                     Company (Investments) and Chairman
                                                                  and Chief Executive Officer of
                                                                  North American Trust (real estate
                                                                  investment trust).



MICHAEL W. WILSEY                      Trustee                    Chairman, Chief Executive Officer
August 18, 1943                                                   and Director, Wilsey Bennett, Inc.
                                                                  (truck and air transportation,
                                                                  real estate investment,
                                                                  management, and investments).



TAI-CHIN TUNG                           Treasurer and Principal   Vice President, Treasurer and
March 7, 1951                           Financial Officer         Controller, Charles Schwab
                                                                  Investment Management, Inc.
                                                                  From 1994 to 1996, Ms. Tung
                                                                  was Controller for Robertson
                                                                  Stephens Investment Management,
                                                                  Inc. From 1993 to 1994, she
                                                                  was Vice President of Fund
                                                                  Accounting, Capital Research
                                                                  and Management Co.




WILLIAM J. KLIPP*                       Executive Vice            Executive Vice President,
December 9, 1955                        President, Chief          SchwabFunds(R), Charles Schwab &
                                        Operating Officer and     Co., Inc.; President and Chief
                                        Trustee                   Operating Officer, Charles Schwab
                                                                  Investment Management, Inc.



*  This trustee is an "interested person" of the trust.

STEPHEN B. WARD                         Senior Vice President     Senior Vice President and Chief
April 5, 1955                           and Chief Investment      Investment Officer, Charles Schwab
                                        Officer                   Investment Management, Inc.

FRANCES COLE                            Secretary                 Senior Vice President, Chief
September 9, 1955                                                 Counsel and Assistant Corporate
                                                                  Secretary, Charles Schwab
                                                                  Investment Management, Inc.

Each of the above-referenced officers and/or trustees also serves in the same capacity as described for the trust, for The Charles Schwab Family of Funds, Schwab Investments and Schwab Annuity Portfolios. The address of each individual listed above is 101 Montgomery Street, San Francisco, California 94104.

The fund is overseen by a board of trustees. The board of trustees meets regularly to review the fund's activities, contractual arrangements and performance. The board of trustees is responsible for protecting the interests of the fund's shareholders. The following table provides information as of October 31, 1998, concerning compensation of the trustees. Unless otherwise stated, information is for the fund complex, which included 38 funds as of October 31, 1998.

                           ($)             Pension or             ($)
                        Aggregate          Retirement            Total
 Name of Trustee    Compensation from   Benefits Accrued   Compensation from
                           Fund          as Part of Fund      Fund Complex
                                            Expenses
----------------------------------------------------------------------------
Charles R.
Schwab                                  N/A                0

Tom D. Seip 1                           N/A                0

Steven L.                               N/A                0
Scheid 2

William J.                              N/A                0
Klipp,

Donald F.                 1,719         N/A                99,050
Dorward

Robert G.                 1,719         N/A                99,050
Holmes

Donald R.                 1,719         N/A                99,050
Stephens

Michael W.                1,719         N/A                99,050
Wilsey



---------------
 1  Effective May 15, 1998, Mr. Seip resigned as President and trustee.
 2  Effective August 18, 1998, Mr. Scheid was elected as President and trustee.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of February 12, 1999, the officers and trustees of the trust(s), as a group owned of record or beneficially less than 1% of the outstanding voting securities of the fund.


                     INVESTMENT ADVISORY AND OTHER SERVICES

                               INVESTMENT ADVISER

Charles Schwab Investment Management, Inc. (CSIM or the investment adviser), a wholly owned subsidiary of The Charles Schwab Corporation, 101 Montgomery Street, San Francisco, CA 94104, serves as the fund's investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (Advisory Agreement) between it and the trust. Charles Schwab & Co., Inc. (Schwab) is an affiliate of the investment adviser and is the trust's distributor, shareholder services agent and transfer agent. Charles R. Schwab is the founder, Chairman, Co-Chief Executive Officer and Director of The Charles Schwab Corporation. As a result of his ownership of and interests in The Charles Schwab Corporation, Mr. Schwab may be deemed to be a controlling person of the investment manager and Schwab.

For its advisory and administrative services to the fund, the investment adviser is entitled to receive a graduated annual fee, payable monthly, of 0.54% of the fund's average daily net assets not in excess of $500 million and 0.49% of such net assets over $500 million. Prior to February 28, 1999, the graduated annual fee, payable monthly was 0.74% of the first $1 billion of average daily net assets, 0.69% of the next $1 billion and 0.64% of such assets over $2 billion.

For the fiscal year ended October 31, 1998, 1997 and fiscal period of July 1, 1996, (commencement of operations) to October 31, 1996, the fund paid investment advisory fees of $682,000 (fees were reduced by $680,000), $429,000 (fees were reduced by $483,000) and $66,000 (fees were reduced by $151,000), respectively.

The investment adviser and Schwab have guaranteed that, through at least February 29, 2000, the total fund operating expenses for the fund will not exceed 0.75% of its average daily net assets.


                                   SUB-ADVISER

The investment adviser has entered into an investment sub-advisory agreement (the "Sub-Advisory Agreement") with Symphony Asset Management, Inc. (the "sub-adviser" or "Symphony") pursuant to which Symphony Asset Management, Inc. will act as the fund's sub-adviser. The sub-adviser makes investment decisions for the fund's non-cash investments and uses quantitative techniques and proprietary real-time databases and software models to continually identify and rank stocks that exhibit a favorable combination of attributes that historically have been associated with aggregate total returns greater than that of the S&P 500(R). Once rankings are determined, statistical methodologies will be used to construct a portfolio of the most attractive stocks in terms of potential long-term capital growth.

For the sub-adviser's services, the investment adviser pays the sub-adviser an annual investment sub-advisory fee, payable monthly, of 0.20% of the fund's average daily net assets not in excess of $300 million, 0.15% of the next $500 million and 0.10% of such assets over $800 million.

                                   DISTRIBUTOR

Pursuant to an agreement, Schwab is the principal underwriter for shares of the fund and is the trust's agent for the purpose of the continuous offering of the fund's shares. The fund pays for prospectuses and shareholder reports to be prepared and delivered to existing shareholders. Schwab pays such costs when the described materials are used in connection with the offering of shares to prospective investors and for supplementary sales literature and advertising. Schwab receives no fee under the agreement. Terms of continuation, termination and assignment under the agreement are identical to those described above with respect to the Advisory Agreement.

                     SHAREHOLDER SERVICES AND TRANSFER AGENT

Schwab provides fund information to shareholders, including share price, reporting shareholder ownership and account activities and distributing the fund's prospectuses, financial reports and other informational literature about the fund. Schwab maintains the office space, equipment and personnel necessary to provide these services. Schwab also distributes and markets SchwabFunds(R) and provides other services.

For the services performed as transfer agent under its contract with each portfolio, Schwab is entitled to receive an annual fee, payable monthly from each portfolio, in the amount of 0.05% of each portfolio's average daily net assets.

For the services performed as shareholder services agent under its contract with the fund, Schwab is entitled to receive an annual fee, payable monthly by the fund, in the amount of 0.20% of the fund's average daily net assets.


                          CUSTODIAN AND FUND ACCOUNTANT

PNC Bank, 400 Bellevue Parkway, Wilmington, DE 19809, serves as custodian and SEI Fund Resources, One Freedom Valley Drive, Oaks, PA 19456, serves as fund accountant for the fund.

The custodian is responsible for the daily safekeeping of securities and cash held or sold by the fund. The accountants maintain all books and records related to the fund's transactions.

                             INDEPENDENT ACCOUNTANT

The fund's independent accountant, PricewaterhouseCoopers LLP, audits and reports on the annual financial statements of the fund and review certain regulatory reports and the fund's federal income tax return. It also performs other professional accounting, auditing, tax and advisory services when the trust engages it to do so. Their address is 333 Market Street, San Francisco, CA 94105. The fund's audited financial statements for the fiscal year ended October 31, 1998, are included in the fund's annual report, which is a separate report supplied with the SAI.

                    BROKERAGE ALLOCATION AND OTHER PRACTICES

                               PORTFOLIO TURNOVER

For reporting purposes, the fund's portfolio turnover rate is calculated by dividing the value of purchases or sales of portfolio securities for the fiscal year, whichever is less, by the monthly average value of portfolio securities the fund owned during the fiscal year. When making the calculation, all securities whose maturities at the time of acquisition were one year or less ("short-term securities") are excluded.

A 100% portfolio turnover rate would occur, for example, if all portfolio securities (aside from short-term securities) were sold and either repurchased or replaced once during the fiscal year.

Typically, funds with high turnover (such as a 100% or more) tend to generate higher capital gains and transaction costs, such as brokerage commissions.

The fund's portfolio turnover rates for the fiscal years ended October 31, 1998 and 1997 were 115% and 120%, respectively.

The turnover rate for the fund is dictated by the portfolio models which help the fund construct its investment portfolio. The fund does not anticipate additional brokerage expenses or tax consequences due to higher portfolio turnover rates.

                             PORTFOLIO TRANSACTIONS

In effecting securities transactions for the fund, the investment adviser seeks to obtain best price and execution. Subject to the supervision of the board of trustees, the investment adviser will generally select brokers and dealers for the fund primarily on the basis of the quality and reliability of brokerage services, including execution capability and financial responsibility.

In assessing these criteria, the investment adviser will, among other things, monitor the performance of brokers effecting transactions for the fund to determine the effect, if any, that the fund's transactions through those brokers have on the market prices of the stocks involved. This may be of particular importance for the fund's investments in relatively smaller companies whose stocks are not as actively traded as those of their larger counterparts. The fund will seek to buy and sell securities in a manner that causes the least possible fluctuation in the prices of those stocks in view of the size of the transactions.

When the execution capability and price offered by two or more broker-dealers are comparable, the investment adviser may, in its discretion, in agency transactions (and not principal transactions) utilize the services of broker-dealers that provide it with investment information and other research resources. Such resources also may be used by the investment adviser when providing advisory services to other investment advisory clients, including mutual funds.

In an attempt to obtain best execution for the funds, the investment adviser may place orders directly with market makers or with third market brokers, Instinet or brokers on an agency basis. Placing orders with third market brokers or through Instinet may enable the funds to trade directly with other institutional holders on a net basis. At times, this may allow the funds to trade larger blocks than would be possible trading through a single market maker.

In determining when and to what extent to use Schwab or any other affiliated broker-dealer as its broker for executing orders for the funds on securities exchanges, the investment adviser follows procedures, adopted by the board of trustees, that are designed to ensure that affiliated brokerage commissions (if relevant) are reasonable and fair in comparison to unaffiliated brokerage commissions for comparable transactions. The board reviews the procedures annually and approves and reviews transactions involving affiliated brokers quarterly.

                              BROKERAGE COMMISSIONS

For the fiscal years ended October 31, 1998 and 1997, and for the fiscal period of July 1, 1996 (commencement of operations) to October 31, 1996, the fund paid brokerage commissions of $234,861, $155,109 and $90,932, respectively.

                            DESCRIPTION OF THE TRUST

The fund, is a series of Schwab Capital Trust, an open-end investment management company organized as a Massachusetts business trust on May 7, 1993.

The Declaration of Trust provides that shares may be automatically redeemed if held by a shareholder in an amount less than the minimum required by the fund. The fund's initial and subsequent minimum investment and balance requirements are set forth in the prospectus. These minimums may be waived for certain investors, including trustees, officers and employees of Schwab, or changed without prior notice.

The fund may hold special meetings. These meetings may be called for purposes such as electing trustees, changing fundamental policies and amending management contracts. Shareholders are entitled to one vote for each share owned and may vote by proxy or in person. Proxy materials will be mailed to shareholders prior to any meetings, and will include a voting card and information explaining the matters to be voted upon.

The bylaws of the trust provide that a majority of shares entitled to vote shall be a quorum for the transaction of business at a shareholders' meeting, except that where any provision of law, or of the Declaration of Trust or of the bylaws permits or requires that (1) holders of any series shall vote as a series, then a majority of the aggregate number of shares of that series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that series, or (2) holders of any class shall vote as a class, then a majority of the aggregate number of shares of that class entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. The Declaration of Trust specifically authorizes the board of trustees to terminate the trust (or any of its investment portfolios) by notice to the shareholders without shareholder approval.

Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the trust's obligations. The Declaration of Trust, however, disclaims shareholder liability for the trust's acts or obligations and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the trust or the trustees. In addition, the Declaration of Trust provides for indemnification out of the property of an investment portfolio in which a shareholder owns or owned shares for all losses and expenses of such shareholder or former shareholder if he or she is held personally liable for the obligations of the trust solely by reason of being or having been a shareholder. Moreover, the trust will be covered by insurance which the trustees consider adequate to cover foreseeable tort claims. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote, because it is limited to circumstances in which a disclaimer is inoperative and the trust itself is unable to meet its obligations.

As more fully described in the Declaration of Trust, the trustees may each year, or more frequently, distribute to the shareholders of each series accrued income less accrued expenses and any net realized capital gains less accrued expenses. Distributions of each year's income of each series shall be distributed pro rata to shareholders in proportion to the number of shares of each series held by each of them. Distributions will be paid in cash or shares or a combination thereof as determined by the trustees. Distributions paid in shares will be paid at the net asset value as determined in accordance with the bylaws.

                   PURCHASE, REDEMPTION AND PRICING OF SHARES

                   PURCHASING AND REDEEMING SHARES OF THE FUND

As long as the fund or Schwab follow reasonable procedures to confirm that your telephone order is genuine, they will not be liable for any losses an investor may experience due to unauthorized or fraudulent instructions. These procedures may include requiring a form of personal identification before acting upon any telephone order, providing written confirmation of telephone orders and tape recording all telephone orders.

Share certificates will not be issued in order to avoid additional administrative costs, however, share ownership records are maintained by Schwab. Twice a year, financial reports will be mailed to shareholders describing the fund's performance and investment holdings. In order to reduce these mailing costs, each household will receive one consolidated mailing. If you do not want to receive consolidated mailings, you may write to your fund and request that your mailings not be consolidated.

The fund has made an election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of its net assets at the beginning of such period. This election is irrevocable without the SEC's prior approval. Redemption requests in excess of these limits may be paid, in whole or in part, in investment securities or in cash, as the board of trustees may deem advisable. Payment will be made wholly in cash unless the board of trustees believes that economic or market conditions exist that would make such payment a detriment to the best interests of a fund. If redemption proceeds are paid in investment securities, such securities will be valued as set forth in "Pricing of Shares." A redeeming shareholder would normally incur brokerage expenses if he or she were to convert the securities to cash.

                                PRICING OF SHARES

Securities traded on stock exchanges are valued at the last quoted sales price on the exchange on which such securities are primarily traded, or, lacking any sales, at the mean between the bid and ask prices. Securities traded in the over-the-counter market are valued at the last sales price that day, or if no sales that day, at the mean between the bid and ask prices.

Securities for which market quotations are not readily available (including restricted securities that are subject to limitations on their sale and illiquid securities) are valued at fair value as determined in good faith pursuant to guidelines adopted by the board of trustees. Securities may be valued on the basis of prices provided by pricing services when such prices are believed to reflect fair market value. The board of trustees regularly reviews any fair values assigned to portfolio securities.

                                    TAXATION

                      FEDERAL TAX INFORMATION FOR THE FUNDS

It is the fund's policy to qualify for taxation as a "regulated investment company" (RIC) by meeting the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). By qualifying as a RIC, the fund expects to eliminate or reduce to a nominal amount the federal income tax to which it is subject. If the fund does not qualify as a RIC under the Code, it will be subject to federal income tax on its net investment income and any net realized capital gains.

The Code imposes a non-deductible excise tax on RICs that do not distribute in a calendar year (regardless of whether they otherwise have a non-calendar taxable year) an amount equal to 98% of their "ordinary income" (as defined in the Code) for the calendar year plus 98% of their net capital gain for the one-year period ending on October 31 of such calendar year, plus any undistributed amounts from prior years. The non-deductible excise tax is equal to 4% of the deficiency. For the foregoing purposes, a fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

The fund's transactions in futures contracts, forward contracts, foreign currency transactions, options and certain other investment and hedging activities may be restricted by the Code and are subject to special tax rules. In a given case, these rules may accelerate income to a fund, defer its losses, cause adjustments in the holding periods of the fund's assets, convert short-term capital losses into long-term capital losses or otherwise affect the character of the fund's income. These rules could therefore affect the amount, timing and character of distributions to shareholders. The fund will endeavor to make any available elections pertaining to these transactions in a manner believed to be in the best interest of the fund and their shareholders.

                 FEDERAL INCOME TAX INFORMATION FOR SHAREHOLDERS

The discussion of federal income taxation presented below supplements the discussion in the fund's prospectus and only summarizes some of the important federal tax considerations generally affecting shareholders of the fund. Accordingly, prospective investors (particularly those not residing or domiciled in the United States) should consult their own tax advisers regarding the consequences of investing in a fund.

Any dividends declared by a fund in October, November or December and paid the following January are treated, for tax purposes, as if they were received by shareholders on December 31 of the year in which they were declared. Long-term capital gains distributions are taxable as long-term capital gains, regardless of how long you have held your shares. However, if you receive a long-term capital gains distribution with respect to fund shares held for six months or less, any loss on the sale or exchange of those shares shall, to the extent of the long-term capital gains distribution, be treated as a long-term capital loss. For corporate investors in the fund, dividend distributions the fund designate to be from dividends received from qualifying domestic corporations will be eligible for the 70% corporate dividends-received deduction to the extent they would qualify if the fund were regular corporations. Distributions by a fund also may be subject to state, local and foreign taxes, and its treatment under applicable tax laws may differ from the federal income tax treatment.

A fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends paid to any shareholder who (1) fails to provide a correct taxpayer identification number certified under penalty of perjury; (2) is subject to withholding by the Internal Revenue Service for failure to properly report all payments of interest or dividends; or (3) fails to provide a certified statement that he or she is not subject to "backup withholding." Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's ultimate U.S. tax liability.

Foreign shareholders (i.e., nonresident alien individuals and foreign corporations, partnerships, trusts and estates) are generally subject to U.S. withholding tax at the rate of 30% (or a lower tax treaty rate) on distributions derived from net investment income and short-term capital gains. Distributions to foreign shareholders of long-term capital gains and any gains from the sale or other disposition of shares of the fund generally are not subject to U.S. taxation, unless the recipient is an individual who meets the Code's definition of "resident alien." Different tax consequences may result if the foreign shareholder is engaged in a trade or business within the United States. In addition, the tax consequences to a foreign shareholder entitled to claim the benefits of a tax treaty may be different than those described above.

                         CALCULATION OF PERFORMANCE DATA

Average annual total return is a standardized measure of performance calculated using methods prescribed by SEC rules. It is calculated by determining the ending value of a hypothetical initial investment of $1,000 made at the beginning of a specified period. The ending value is then divided by the initial investment, which is annualized and expressed as a percentage. It is reported for periods of one, five and 10 years or since commencement of operations for periods not falling on those intervals. In computing average annual total return, a fund assumes reinvestment of all distributions at net asset value on applicable reinvestment dates.


Fund (Commencement of              One Year ended            From Commencement
Operations)                        October 31, 1998          of Operations to
                                                             October 31, 1998
-----------------------------------------------------------------------------------

Analytics Fund(R) (7/1/96)                  18.37%                    23.99%

An after-tax total return for the fund may be calculated by taking its total return and subtracting applicable federal taxes from the portions of the fund's total return attributable to capital gain and ordinary income distributions. This after-tax total return may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund also may report the percentage of its total return that would be paid to taxes annually (at the applicable federal personal income and capital gains tax rates) before redemption of fund shares. This proportion may be compared to that of other mutual funds with similar investment objectives as reported by independent sources.

The fund also may advertise its cumulative total return since inception. This number is calculated using the same formula that is used for average annual total return except that, rather than calculating the total return based on a one-year period, cumulative total return is calculated from commencement of operations to the fiscal year ended October 31, 1998.

Fund (Commencement of Operations)                Cumulative Total Return
---------------------------------                -----------------------

Analytics Fund(R) (7/1/96)                               65.29%

The performance of the fund may be compared with the performance of other mutual funds by comparing the ratings of mutual fund rating services, various indices, U.S. government obligations, bank certificates of deposit, the consumer price index and other investments for which reliable data is available. An index's performance data assumes the reinvestment of dividends but does not reflect deductions for administrative, management and trading expenses. The fund will be subject to these costs and expenses, while an index does not have these expenses. In addition, various factors, such as holding a cash balance, may cause the fund's performance to be higher or lower than that of an index.

                                  EXHIBIT INDEX


EXH. NO.         DOCUMENT
--------         --------
(d)(ii)          Schedules A and B to the Investment Advisory and Administration
                 Agreement

(d)(iv) Forms of Schedule A and B to the Investment Advisory and Administration Agreement

(e)(ii)          Schedule A to the Distribution Agreement

(g)(v)           Amended Schedule A to the Accounting Services Agreement

(g)(viii)        Schedule A to the Custodian Services Agreement

(g)(xiii)        Schedules A and C to the Transfer Agency Agreement

(g)(xvi)         Schedules A and C to the Shareholder Service Agreement

(h)              Standard & Poor's License Agreement

(i)              Opinion of Morgan, Lewis and Bockius LLP

(j)              Consent of PricewaterhouseCoopers LLP

(l)(x) Purchase Agreement for Institutional Select S&P 500 Fund, Institutional Select Large-Cap Value Index Fund and Institutional Select Small-Cap Value Index Fund